UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

Item 1. Report to Shareholders

Table of Contents

2–3	Letter from Chairman of the Board & President
4–5	Fund Insights
6–7	Performance & Statistics
8–46	Schedules of Investments
47	Statements of Assets and Liabilities
48	Statements of Operations
49–50	Statements of Changes in Net Assets
51	Statement of Cash Flows
52–74	Notes to Financial Statements
75–76	Financial Highlights
77	Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures
78	Changes in Investment Policy/Corporate Change
79–87	Matters Relating to the Trustees’ Consideration of the Investment Management Agreement

Letter from Chairman of the Board & President

Dear Shareholder:

After three years of generally moderate growth, the US economy contracted toward the end of the six-month fiscal reporting period ended April 30, 2014. Despite this, US equities rallied sharply, while the US bond market was volatile and ultimately posted a modest gain.

For the six-month reporting period ended April 30, 2014:

■  PIMCO Corporate & Income Strategy Fund advanced 7.34% on net asset value (“NAV”) and 7.42% on market price.

■  PIMCO Income Opportunity Fund rose 5.32% on NAV and 6.52% on market price.

The economic expansion in the US economy continued, although severe winter weather in parts of the country appeared to have been a headwind as the reporting period progressed. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter of 2013. According to the US Commerce Department’s second estimate, GDP contracted at an annual pace of 1.0% during the first quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the central bank announced that it would begin tapering its monthly asset purchase program beginning in January 2014. At its meetings in January, March and April 2014, the Fed announced that it would further taper its asset purchases. However, the Fed repeated that it would not raise interest rates in the near future, saying in April that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

The US economy has been resilient and, based on recent data, appears to have overcome the headwinds associated with higher taxes, rising interest rates and severe winter weather. We continue to expect US economic growth will be above-trend in 2014 due, in part, to the fact that

Hans W. Kertess Chairman Julian Sluyters President & CEO

2 Semi-Annual Report | April 30, 2014

fiscal policy will be less of a drag than it was last year. While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think policymakers will remain behind the curve on monetary normalization. Several factors support this view, including: the modest pace of the labor recovery, the lack of inflation pressure, the need to support the deleveraging process, the risk of a bond market crash if rates were to normalize too quickly, and constrained fiscal policy and political pressure.

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

April 30, 2014 | Semi-Annual Report 3

Fund Insights

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

For the six-months ended April 30, 2014, PIMCO Corporate & Income Strategy Fund returned 7.34% on net asset value (“NAV”) and 7.42% on market price.

For the six-months ended April 30, 2014, PIMCO Income Opportunity Fund returned 5.32% on NAV and 6.52% on market price.

The US fixed income market experienced periods of volatility during the six-month reporting period ended April 30, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, both short- and long-term Treasury yields rose during the reporting period. That being said, Treasury yields fell from their peak as the reporting period progressed. This occurred as investor risk aversion increased due to concerns about moderating global growth and uncertainties regarding the situation in Ukraine. The benchmark 10-year Treasury bond began the fiscal period yielding 2.57% and ended the period at 2.67%.

Compared to the 1.74% return for the overall US fixed income market (as measured by the Barclays US Aggregate Index), high yield and investment grade bonds returned 4.72% and

3.60%, respectively (as measured by the Barclays US High Yield and Barclays US Credit Indices) for the six-month fiscal period.

Lower rated, higher yielding investment grade corporate bonds generally outperformed higher quality corporate bonds. For instance, AAA-, AA-, A and BBB-rated issues, as measured by the Barclays US Credit Index, returned 0.97%, 2.75%, 3.31%, and 4.73%, respectively, during the six-months ended April 30, 2014. Within the high yield market, BB-rated issues returned 4.50%, versus 4.36% for B-rated securities, as measured by the Barclays US High Yield Index.

PIMCO Corporate & Income Strategy

Sector and duration positioning drive results

Overweighting the airline and wirelines sectors contributed to results, as these issues outperformed the credit market as measured by the Fund’s benchmark, the 80% Barclays Credit/20% BofA Merrill Lynch BB/B Constrained Index (the “Index”),1 during the reporting period. An underweighting to the banking sector was positive for performance as it lagged the Index during the fiscal six-month reporting period.

1. The Barclays US Credit Index consists of publicly issued US corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The BofA Merrill Lynch BB/B Constrained Index tracks the performance of BB-B Rated US dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

4 Semi-Annual Report | April 30, 2014

On the downside, the Fund’s duration positioning detracted from results, as the Fund was targeted to have a longer duration than that of the Index and rates moved higher during the fiscal reporting period. From a sector perspective, an underweighting to independent exploration and production energy companies was negative for performance as they outperformed the Index. An overweighting to the automotive sector was also not rewarded, as the sector underperformed the Index.

PIMCO Income Opportunity

Sector positioning and duration positioning drive results

The Fund’s allocation to the financial sector was beneficial for results during the reporting period, as it outperformed the board credit market. Within the sector, the Fund’s exposure to bank capital was additive for its results. Within the consumer products and pipelines sectors, the Fund’s security selection was rewarded, as these securities generally outperformed the broad credit market during the reporting period. An allocation to non-agency mortgage-backed securities was additive for results, as this asset class generally outperformed the broader market. Elsewhere, the Fund’s allocation to US dollar-denominated emerging market debt contributed to performance, as the asset class outperformed the broad credit market during the reporting period.

On the downside, duration positioning detracted from results, as the Fund had a focus on the intermediate part of the yield curve. This was a negative for performance as yields in that portion of the curve moved higher during the fiscal reporting period.

April 30, 2014 | Semi-Annual Report 5

Performance & Statistics

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	7.42%	7.34%
1 Year	4.00%	9.79%
5 Year	27.03%	30.68%
10 Year	13.77%	12.77%
Commencement of Operations (12/21/01) to 4/30/14	12.48%	12.81%

Market Price/NAV Performance:	Market Price/NAV
Commencement of Operations (12/21/01) to 4/30/14	Market Price	$16.66
	NAV	$15.50
NAV	Premium to NAV	7.48%
Market Price	Market Price Yield(2)	8.10%
	Leverage Ratio(3)	22.13%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at April 30, 2014.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6 Semi-Annual Report | April 30, 2014

Performance & Statistics

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	6.52%	5.32%
1 Year	-1.29%	6.07%
5 Year	25.22%	25.37%
Commencement of Operations (11/30/07) to 4/30/14	14.04%	14.68%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 4/30/14	Market Price	$28.95
	NAV	$28.40
NAV	Premium to NAV	1.94%
Market Price	Market Price Yield(2)	7.10%
	Leverage Ratio(3)	37.85%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at April 30, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

April 30, 2014 | Semi-Annual Report 7

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 36.7%
$249	American Home Mortgage Assets Trust, 0.384%, 9/25/46, CMO (h)	$16,081
	Banc of America Alternative Loan Trust, CMO,
8,995	5.50%, 10/25/35	8,219,023
246	6.00%, 1/25/36	198,613
	Banc of America Funding Trust, CMO,
4,871	6.00%, 3/25/37	4,141,849
638	6.00%, 7/25/37	491,792
	Banc of America Mortgage Trust, CMO,
4,700	5.50%, 11/25/35	4,576,623
1,065	6.00%, 3/25/37	1,009,645
388	6.50%, 9/25/33	401,878
	BCAP LLC Trust, CMO (a)(c),
2,500	5.19%, 3/26/37 (h)	880,305
1,904	17.00%, 7/26/36	1,967,140
10,752	Bear Stearns Adjustable Rate Mortgage Trust, 2.732%, 8/25/35, CMO (h)	9,357,322
	Bear Stearns ALT-A Trust, CMO (h),
2,420	2.601%, 11/25/36	1,702,821
1,502	2.71%, 8/25/36	1,132,124
1,516	2.748%, 9/25/35	1,242,591
2,675	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	2,204,838
	Chase Mortgage Finance Trust, CMO,
21	2.527%, 12/25/35 (h)	19,739
1,743	6.00%, 7/25/37	1,515,687
2,833	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	2,961,508
	Citigroup Mortgage Loan Trust, Inc., CMO (h),
1,561	5.249%, 8/25/35	1,545,731
641	5.455%, 4/25/37	566,907
7,912	5.687%, 9/25/37	6,526,563
	CitiMortgage Alternative Loan Trust, CMO,
8,453	5.75%, 5/25/37	7,484,094
5,262	6.00%, 1/25/37	4,401,523
4,616	6.00%, 6/25/37	3,947,578
	Countrywide Alternative Loan Trust, CMO,
647	5.50%, 3/25/35	576,254
296	5.50%, 3/25/36	238,451
3,657	5.50%, 5/25/36	2,820,776
812	5.75%, 1/25/35	820,796
958	5.75%, 2/25/35	924,494
1,509	5.75%, 3/25/37	1,260,031
1,991	6.00%, 2/25/35	2,095,655
10,150	6.00%, 4/25/36	9,023,634
9,795	6.00%, 2/25/37	7,645,100
2,348	6.00%, 4/25/37	1,964,840
3,439	6.00%, 5/25/37	2,755,434
813	6.00%, 7/25/37	772,450

8 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$1,978	6.00%, 8/25/37	$1,564,531
2,610	6.25%, 12/25/36 (h)	2,186,803
912	6.50%, 8/25/36	677,095
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
538	2.55%, 9/20/36 (h)	395,118
1,064	5.50%, 10/25/35	1,030,125
1,648	5.75%, 3/25/37	1,494,765
1,061	6.00%, 2/25/37	995,252
1,011	6.00%, 3/25/37	926,223
320	6.00%, 4/25/37	293,960
9,914	6.00%, 7/25/37	8,341,964
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
1,005	6.00%, 2/25/37	884,060
2,404	6.00%, 6/25/37	2,195,821
2,550	6.75%, 8/25/36	2,004,625
1,478	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,206,499
9,997	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	8,551,246
	GSR Mortgage Loan Trust, CMO,
1,199	2.563%, 8/25/34 (h)	1,117,967
1,854	5.021%, 11/25/35 (h)	1,839,162
1,169	5.50%, 5/25/36	1,105,820
6,347	6.00%, 2/25/36	5,816,496
4,267	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	3,020,931
	JPMorgan Alternative Loan Trust, CMO,
3,479	2.583%, 3/25/37 (h)	2,698,938
3,592	6.00%, 12/25/35	3,239,841
2,500	6.31%, 8/25/36	2,027,000
	JPMorgan Mortgage Trust, CMO,
1,518	2.566%, 1/25/37 (h)	1,320,418
6,719	2.616%, 2/25/36 (h)	5,910,954
2,621	5.00%, 3/25/37	2,417,821
180	5.75%, 1/25/36	168,473
478	6.00%, 8/25/37	427,439
	Lehman Mortgage Trust, CMO,
1,690	6.00%, 7/25/36	1,348,239
532	6.00%, 7/25/37	485,536
3,138	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	2,264,211
1,229	Merrill Lynch Mortgage Investors Trust, 2.774%, 3/25/36, CMO (h)	851,920
	Morgan Stanley Mortgage Loan Trust, CMO,
4,753	4.971%, 5/25/36 (h)	3,798,906
3,920	6.00%, 2/25/36	3,884,045
7,820	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (h)	5,728,754
	Residential Accredit Loans, Inc., CMO,
552	0.384%, 5/25/37 (h)	141,429
4,357	3.432%, 12/26/34 (h)	3,760,258
2,179	6.00%, 6/25/36	1,778,872

April 30, 2014 | Semi-Annual Report 9

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$4,069	6.00%, 8/25/36	$3,289,617
3,472	6.00%, 9/25/36	2,517,989
4,379	6.00%, 12/25/36	3,445,426
1,481	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	1,507,921
	Residential Asset Securitization Trust, CMO,
2,838	5.078%, 6/25/46 (h)	2,070,673
1,201	6.00%, 2/25/36	985,576
793	6.00%, 9/25/36	537,744
3,936	6.00%, 11/25/36	2,992,116
2,481	6.00%, 3/25/37	1,981,245
3,421	6.00%, 5/25/37	3,075,183
3,759	6.25%, 9/25/37	2,609,831
	Residential Funding Mortgage Securities I, CMO,
3,283	3.408%, 2/25/37 (h)	2,608,440
1,559	6.00%, 1/25/37	1,449,797
2,021	6.25%, 8/25/36	1,838,360
310	6.50%, 3/25/32	326,966
	Sequoia Mortgage Trust, CMO (h),
734	2.382%, 2/20/47	636,846
1,498	5.119%, 7/20/37	1,357,452
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
5,175	2.47%, 11/25/36	4,166,377
7,383	4.925%, 3/25/37	5,537,072
4,587	5.029%, 5/25/36	3,869,395
4,240	5.05%, 1/25/36	3,279,118
2,174	5.177%, 7/25/35	1,909,613
1,586	5.319%, 7/25/36	1,480,876
9,301	5.36%, 7/25/36	6,447,236
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (h),
771	2.756%, 2/25/37	659,579
1,404	2.852%, 4/25/37	1,193,137
8,932	WaMu Commercial Mortgage Securities Trust, 5.336%, 3/23/45, CMO (a)(c)(h)	9,231,313
	WaMu Mortgage Pass-Through Certificates, CMO (h),
857	2.255%, 7/25/37	723,970
587	2.355%, 9/25/36	525,044
848	2.451%, 2/25/37	749,548
179	2.466%, 3/25/37	168,635
1,377	4.686%, 2/25/37	1,282,024
2,366	4.73%, 7/25/37	2,191,642
4,829	6.09%, 10/25/36	4,051,396
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
156	0.893%, 4/25/47 (h)	9,875
731	0.969%, 5/25/47 (h)	74,777
3,550	6.00%, 10/25/35	2,719,825
1,577	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,432,699

10 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
$942	2.61%, 7/25/36 (h)	$867,108
178	2.614%, 5/25/36 (h)	166,446
443	2.616%, 4/25/36 (h)	425,946
7,816	2.616%, 8/25/36 (h)	7,432,796
1,007	5.629%, 10/25/36 (h)	985,832
998	6.00%, 7/25/37	972,327
Total Mortgage-Backed Securities (cost-$266,050,424)		281,096,195
Municipal Bonds – 21.7%
	California – 7.2%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,911,732
12,300	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	15,137,487
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,908,702
20,300	Los Angeles Department of Water & Power Rev., 6.166%, 7/1/40	22,255,905
1,220	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.75%, 10/1/37, Ser. A-T	1,300,191
2,000	State Univ. Rev., 6.484%, 11/1/41	2,470,880
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,570,940
		55,555,837
	Georgia – 1.3%
8,300	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	9,607,831
	Illinois – 5.3%
12,700	Chicago, GO, 7.517%, 1/1/40, Ser. B	14,958,060
23,200	Municipal Electric Agcy. Rev., 6.832%, 2/1/35	25,788,424
		40,746,484
	Louisiana – 0.2%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	944,216
820	8.55%, 12/1/34	968,518
		1,912,734
	Nebraska – 2.0%
14,000	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	15,550,080
	Nevada – 1.5%
10,485	Las Vegas Valley Water Dist., GO, 5.65%, 3/1/35, Ser. A	11,566,213
	New Jersey – 0.1%
500	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	395,980
	Ohio – 2.0%
10,300	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	15,205,993
	Texas – 2.1%
12,800	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	15,761,280
Total Municipal Bonds (cost-$151,665,707)		166,302,432

April 30, 2014 | Semi-Annual Report 11

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 18.9%
	Airlines – 0.7%
$1,493	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	$1,716,678
3,099	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	3,529,190
		5,245,868
	Auto Manufacturers – 1.2%
	Ford Motor Co.,
5,700	7.70%, 5/15/97	6,691,087
1,500	9.98%, 2/15/47	2,268,588
		8,959,675
	Banking – 7.1%
2,000	Ally Financial, Inc., 8.30%, 2/12/15	2,112,500
1,750	Citigroup, Inc., 6.125%, 8/25/36	1,958,432
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	452,560
$3,120	8.00%, 6/15/20 (a)(c)(d)	3,397,680
8,500	8.50%, 12/17/21 (a)(c)(d)	9,238,123
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	627,859
£3,100	9.125%, 7/15/20	5,479,933
	Lloyds Bank PLC (d),
$4,949	7.50%, 6/27/24	5,184,077
2,600	12.00%, 12/16/24 (a)(b)(c)(f) (acquisition cost-$3,484,000; purchased 9/18/13)	3,705,000
3,600	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (d)	3,978,000
19,100	Wachovia Capital Trust III, 5.57%, 5/1/14 (d)	18,479,250
		54,613,414
	Diversified Financial Services – 5.3%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,955,000
7,200	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(f) (acquisition cost-$7,128,000; purchased 11/18/13)	7,455,744
23,364	Ford Motor Credit Co. LLC, 3.875%, 1/15/15	23,907,470
1,900	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	2,118,500
5,094	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(f) (acquisition cost-$5,032,993; purchased 9/23/13)	5,197,517
		40,634,231
	Electric Utilities – 0.4%
2,526	Bruce Mansfield Unit, 6.85%, 6/1/34	2,747,564
632	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(b)(c)(f) (acquisition cost-$647,513; purchased 8/25/04)	620,665
		3,368,229

12 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Insurance – 0.8%
$3,400	AIG Life Holdings, Inc., 7.57%, 12/1/45 (a)(b)(c)(f) (acquisition cost-$3,885,360; purchased 7/26/11-1/23/13)	$4,300,354
1,400	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,879,500
		6,179,854
	Lodging – 0.4%
2,026	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(c)	2,639,706
	Miscellaneous Manufacturing – 0.3%
2,300	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	2,400,625
	Oil & Gas – 0.5%
3,460	Anadarko Petroleum Corp., 7.00%, 11/15/27	3,994,387
	Pipelines – 0.3%
2,500	Enterprise Products Operating LLC, 5.60%, 10/15/14	2,556,305
	Telecommunications – 1.9%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	9,094,328
5,360	Qwest Corp., 7.20%, 11/10/26	5,413,830
		14,508,158
Total Corporate Bonds & Notes (cost-$129,938,437)		145,100,452
U.S. Government Agency Securities – 6.5%
	Fannie Mae, CMO, IO,
85,855	3.00%, 2/25/43	16,528,132
22,627	3.50%, 3/25/42-2/25/43	4,249,117
3,288	6.446%, 4/25/41 (h)	633,292
	Freddie Mac, CMO, IO,
76,740	3.00%, 2/15/33-12/15/42	13,381,433
6,571	3.50%, 9/15/42	1,176,140
8,582	4.50%, 10/15/42	1,547,065
4,678	5.845%, 8/15/42 (h)	934,418
	Ginnie Mae, CMO,
10,708	4.00%, 5/16/42-8/16/42, IO	2,052,600
8,200	8.591%, 8/20/39 (b)(h)	9,139,262
Total U.S. Government Agency Securities (cost-$47,309,691)		49,641,459
Asset-Backed Securities – 4.5%
437	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	373,660
	Countrywide Asset-Backed Certificates (h),
10,598	5.357%, 10/25/46	9,135,471
3,242	5.378%, 7/25/36	3,216,009
1,992	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (h)	2,049,431
1,970	GSAA Home Equity Trust, 6.295%, 6/25/36	1,149,622
13,291	IndyMac Residential Asset-Backed Trust, 0.314%, 7/25/37 (h)	8,279,684
8,381	JP Morgan Mortgage Acquisition Trust, 4.852%, 1/25/37	5,933,450
2,117	Mid-State Trust IV, 8.33%, 4/1/30	2,182,987
1,498	Mid-State Trust VII, 6.34%, 10/15/36	1,585,994

April 30, 2014 | Semi-Annual Report 13

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$1,125	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (h)	$858,069
Total Asset-Backed Securities (cost-$34,750,649)		34,764,377

Shares
Preferred Stock – 0.4%
	Diversified Financial Services – 0.4%
120,000	Citigroup Capital XIII, 7.875%, 10/30/15 (g) (cost-$3,428,400)	3,271,200

Principal Amount (000s)
Short-Term Investments – 11.3%
	Repurchase Agreements – 11.2%
$12,500	Banc of America Securities LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $12,500,021; collateralized by U.S. Treasury Notes, 1.625%, due 4/30/19, valued at $12,759,520 including accrued interest	12,500,000
12,000	Barclays Capital, Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $12,000,020; collateralized by U.S. Treasury Notes, 0.375%, due 4/30/16, valued at $12,242,909 including accrued interest	12,000,000
8,300	Citigroup Global Markets, Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $8,300,014; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $8,479,289 including accrued interest	8,300,000
7,600	Credit Suisse Securities (USA) LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $7,600,013; collateralized by U.S. Treasury Notes, 0.25%, due 8/31/14, valued at $7,757,564 including accrued interest	7,600,000
7,800	Deutsche Bank Securities, Inc., dated 4/30/14, 0.05%, due 5/1/14, proceeds $7,800,011; collateralized by U.S. Treasury Notes, 1.00%, due 9/30/19, valued at $7,966,362 including accrued interest	7,800,000
8,200	JPMorgan Chase, dated 4/30/14, 0.07%, due 5/1/14, proceeds $8,200,016; collateralized by Freddie Mac, 2.255%, due 12/5/22, valued at $8,402,226 including accrued interest	8,200,000

14 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Repurchase Agreements (continued)
$11,100	Morgan Stanley & Co., Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $11,100,019; collateralized by U.S. Treasury Notes, 2.50%, due 4/30/15, valued at $11,471,011 including accrued interest	$11,100,000
2,252	State Street Bank and Trust Co., dated 4/30/14, 0.00%, due 5/1/14, proceeds $2,252,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,298,685 including accrued interest	2,252,000
16,200	TD Securities (USA) LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $16,200,027; collateralized by U.S. Treasury Notes, 1.00%, due 5/31/18, valued at $16,626,033 including accrued interest	16,200,000
Total Repurchase Agreements (cost-$85,952,000)		85,952,000
	U.S. Treasury Obligations (e)(i) – 0.1%
457	U.S. Treasury Bills, 0.073%-0.081%, 8/21/14-9/4/14 (cost-$456,892)	456,962
Total Short-Term Investments (cost-$86,408,892)		86,408,962
Total Investments (cost-$719,552,200) – 100.0%		$766,585,077

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $52,989,172, representing 6.9% of total investments.

(b)	Illiquid.

(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(f)	Restricted. The aggregate acquisition cost of such securities is $20,177,866. The aggregate value is $21,279,280, representing 2.8% of total investments.

(g)	Dividend rate is fixed until the first call date and variable thereafter.

(h)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(i)	Rates reflect the effective yields at purchase date.

April 30, 2014 | Semi-Annual Report 15

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

(j)  Interest rate swap agreements outstanding at April 30, 2014:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation
Bank of America	$620,100	7/15/19	3-Month USD-LIBOR	2.10%	$1,178,648	$366,355	$812,293
Nomura Global Financial Products, Inc.	620,000	7/15/19	3-Month USD-LIBOR	2.10%	1,178,458	542,015	636,443
					$2,357,106	$908,370	$1,448,736

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs (CME)	$66,600	6/18/44	3.50%	3-Month USD-LIBOR	$(394,091)	$(3,964,242)
Morgan Stanley (CME)	209,000	6/18/43	3.75%	3-Month USD-LIBOR	(11,489,648)	(12,357,321)
Morgan Stanley (CME)	209,000	6/19/44	3-Month - USD LIBOR	3.50%	4,749,767	11,567,894
					$(7,133,972)	$(4,753,669)

(k)  Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
755,580 Brazilian Real settling 5/5/14	Goldman Sachs	$337,916	$338,863	$947
755,580 Brazilian Real settling 5/5/14	UBS	339,739	338,863	(876)
3,340,000 British Pound settling 5/2/14	JPMorgan Chase	5,606,190	5,639,253	33,063
327,000 Canadian Dollar settling 6/19/14	Citigroup	294,587	298,001	3,414
761,000 Euro settling 5/2/14	Bank of America	1,052,927	1,055,773	2,846

Sold:
755,580 Brazilian Real settling 5/5/14	Goldman Sachs	341,300	338,863	2,437
755,580 Brazilian Real settling 5/5/14	UBS	337,916	338,863	(947)
755,580 Brazilian Real settling 6/3/14	UBS	336,952	335,785	1,167
3,340,000 British Pound settling 6/3/14	JPMorgan Chase	5,604,823	5,637,840	(33,017)
3,340,000 British Pound settling 5/2/14	Royal Bank of Scotland	5,502,436	5,639,253	(136,817)
761,000 Euro settling 6/3/14	Bank of America	1,052,844	1,055,702	(2,858)
761,000 Euro settling 5/2/14	Royal Bank of Scotland	1,048,376	1,055,773	(7,397)
				$(138,038)

16  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

(l)

At April 30, 2014, the Fund held $12,865,000 in cash as collateral and pledged cash collateral of $4,855,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(m)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$281,096,195	$–	$281,096,195
Municipal Bonds	–	166,302,432	–	166,302,432
Corporate Bonds & Notes:
Airlines	–	–	5,245,868	5,245,868
Diversified Financial Services	–	35,436,714	5,197,517	40,634,231
All Other	–	99,220,353	–	99,220,353
U.S. Government Agency Securities	–	49,641,459	–	49,641,459
Asset-Backed Securities	–	34,764,377	–	34,764,377
Preferred Stock	3,271,200	–	–	3,271,200
Short-Term Investments	–	86,408,962	–	86,408,962
	3,271,200	752,870,492	10,443,385	766,585,077
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	43,874	–	43,874
Interest Rate Contracts	–	13,016,630	–	13,016,630
	–	13,060,504	–	13,060,504
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(181,912)	–	(181,912)
Interest Rate Contracts	–	(16,321,563)	–	(16,321,563)
	–	(16,503,475)	–	(16,503,475)
Totals	$3,271,200	$749,427,521	$10,443,385	$763,142,106

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$5,905,974	–	$(655,653)	$(23,487)	$(44,461)	$63,495	–	–	$5,245,868
Diversified Financial Services	5,103,819	–	(48,261)	1,102	567	140,290	–	–	5,197,517
Electric Utilities	106,885	–	(75,250)	–	(1,689,215)	1,657,580	–	–	–
Totals	$11,116,678	–	$(779,164)	$(22,385)	$(1,733,109)	$1,861,365	–	–	$10,443,385

April 30, 2014 | Semi-Annual Report  17

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$10,443,385	Third-Party Pricing Vendor	Single Broker Quote	$102.04 – $115.00

*      Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $221,121. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(n)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$1,448,736	$–	$1,448,736
Unrealized appreciation of forward foreign currency contracts	–	43,874	43,874
Total asset derivatives	$1,448,736	$43,874	$1,492,610
Liability derivatives:
Payable for variation margin on centrally cleared swaps*	$(430,181)	$–	$(430,181)
Unrealized depreciation of forward foreign currency contracts	–	(181,912)	(181,912)
Total liability derivatives	$(430,181)	$(181,912)	$(612,093)

*      Included in net unrealized depreciation of $4,753,669 on centrally cleared swaps as reported in note (j) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$8,605,817	$–	$8,605,817
Foreign currency transactions (forward foreign currency contracts)	–	(3,082,482)	(3,082,482)
Total net realized gain (loss)	$8,605,817	$(3,082,482)	$5,523,335
Net change in unrealized appreciation/depreciation of:
Swaps	$(12,359,322)	$–	$(12,359,322)
Foreign currency transactions (forward foreign currency contracts)	–	1,627,073	1,627,073
Total net change in unrealized appreciation/depreciation	$(12,359,322)	$1,627,073	$(10,732,249)

18  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Forward Foreign Currency Contracts (1)		Interest Rate
Purchased	Sold	Swap Agreements (2)
$63,343,333	$82,389,254	$1,284,800

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$2,846	$(2,846)	$–		$–
Goldman Sachs	3,384	–	–		3,384
Citigroup	3,414	–	–		3,414
JPMorgan Chase	33,063	(33,017)	–		46
UBS	1,167	(1,167)	–		–
Swaps
Bank of America	812,293	(12)	(693,645	)†, #	118,636
Nomura Global Financial Products, Inc.	636,443	–	542,015	#	1,178,458
Totals	$1,492,610	$(37,042)	$(151,630)		$1,303,938

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreements
Bank of America	$12,500,000	$(12,500,000	)†	–
Barclays Bank	12,000,000	(12,000,000	)†	–
Citigroup	8,300,000	(8,300,000	)†	–
Credit Suisse First Boston	7,600,000	(7,600,000	)†	–
Deutsche Bank	7,800,000	(7,800,000	)†	–
JPMorgan Chase	8,200,000	(8,200,000	)†	–
Morgan Stanley	11,100,000	(11,100,000	)†	–
State Street Bank & Trust Co.	2,252,000	(2,252,000	)†	–
TD Securities (USA) LLC	16,200,000	(16,200,000	)†	–
Totals	$85,952,000	$(85,952,000)		–

April 30, 2014 | Semi-Annual Report  19

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2014 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$2,858	$(2,858)	–	$–
JPMorgan Chase	33,017	(33,017)	–	–
Royal Bank of Scotland	144,214	–	–	144,214
UBS	1,823	(1,167)	–	656
Totals	$181,912	$(37,042)	–	$144,870

†  The actual collateral received is greater than the amount shown here due to over collateralization.

#  The amount includes upfront premiums Paid.

Glossary:

	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
	€-	Euro
FRN	-	Floating Rate Note
GO	-	General Obligation Bond
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

20  Semi-Annual Report | April 30, 2014 | See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 53.6%
	Airlines – 2.9%
	Continental Airlines Pass-Through Trust (k),
$1,039	7.707%, 10/2/22	$1,178,812
1,026	8.048%, 5/1/22	1,180,999
1,326	Delta Air Lines, Inc., 7.75%, 6/17/21 (k)	1,550,029
4,391	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	4,566,640
	United Air Lines Pass-Through Trust (k),
1,803	9.75%, 7/15/18	2,073,364
1,388	10.40%, 5/1/18	1,580,234
		12,130,078
	Auto Components – 0.8%
€100	Autodis S.A., 6.50%, 2/1/19	143,937
$2,517	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (k)	2,617,680
600	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(k)	657,000
		3,418,617
	Banking – 13.5%
	Ally Financial, Inc. (k),
1,850	6.75%, 12/1/14	1,912,437
5,000	8.30%, 2/12/15	5,281,250
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(k)	4,192,500
	Barclays Bank PLC,
200	7.625%, 11/21/22	227,625
£2,170	14.00%, 6/15/19 (h)(k)	5,024,022
	BPCE S.A. (h)(k),
€750	9.00%, 3/17/15	1,100,862
350	9.25%, 4/22/15	516,163
$700	Citigroup, Inc., 6.30%, 5/15/24 (h)	700,298
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (k),
€3,000	6.875%, 3/19/20	4,963,242
$4,865	11.00%, 6/30/19 (a)(d)(h)	6,494,775
	Credit Agricole S.A. (h)(k),
1,100	7.875%, 1/23/24 (a)(d)	1,184,865
£1,400	8.125%, 10/26/19	2,676,957
$3,200	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(k)	3,580,128
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)(k)	2,156,255
$700	Goldman Sachs Group, Inc., 5.70%, 5/10/19 (h)	718,341
	LBG Capital No. 1 PLC,
£1,500	7.588%, 5/12/20	2,652,897
300	7.869%, 8/25/20	531,339
	LBG Capital No. 2 PLC,
€250	15.00%, 12/21/19	530,489
£3,043	15.00%, 12/21/19 (k)	7,475,497
$1,300	Sberbank of Russia Via SB Capital S.A., 5.717%, 6/16/21 (k)	1,248,813
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)(k)	2,659,500
1,300	Wells Fargo & Co., 5.90%, 6/15/24 (h)(k)	1,337,437
		57,165,692

April 30, 2014 | Semi-Annual Report  21

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Building Materials – 0.1%
	Corporacion GEO S.A.B. de C.V. (a)(d)(f),
$200	8.875%, 3/27/22	$27,500
1,800	9.25%, 6/30/20	247,500
		275,000
	Capital Markets – 1.9%
8,000	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(l) (acquisition cost-$8,000,000; purchased 3/18/14)	8,032,399
	Coal – 0.8%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(k)	2,079,000
	Mongolian Mining Corp.,
2,100	8.875%, 3/29/17	1,270,500
300	8.875%, 3/29/17 (a)(d)	181,500
87	Westmoreland Coal Co., 10.75%, 2/1/18 (a)(b)(d)(e)(l) (acquisition cost-$92,341; purchased 1/29/14)	95,483
		3,626,483
	Commercial Services – 0.0%
12	ADT Corp., 4.875%, 7/15/42	9,945
	Diversified Financial Services – 6.6%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	1,955,000
3,400	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	3,612,500
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	5,921,035
1,552	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(k)	1,571,400
	SLM Corp. (k),
1,000	8.00%, 3/25/20	1,158,750
4,700	8.45%, 6/15/18	5,557,750
	Springleaf Finance Corp. (k),
1,100	6.50%, 9/15/17	1,189,375
2,500	6.90%, 12/15/17	2,753,125
432	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(d)(k)	453,600
18,610	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost-$3,237,829; purchased 11/20/12– 7/26/13)	3,801,935
		27,974,470
	Electric Utilities – 1.8%
600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)(k)	642,000
1,893	Ameren Energy Generating Co., 7.95%, 6/1/32 (k)	1,637,445
	Energy Future Intermediate Holding Co. LLC (a)(d)(k),
2,196	6.875%, 8/15/17	2,300,310
2,000	10.25%, 12/1/20	2,127,500
1,230	Illinois Power Generating Co., 6.30%, 4/1/20 (k)	1,060,875
		7,768,130
	Engineering & Construction – 1.4%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	1,772,500
4,052	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	4,054,739
		5,827,239

22  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Food & Beverage – 0.3%
$972	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(k)	$1,047,330
250	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)(k)	259,375
		1,306,705
	Healthcare-Services – 0.9%
3,000	HCA, Inc., 6.50%, 2/15/20 (k)	3,352,500
500	MPH Acquisition Holdings LLC, 6.625%, 4/1/22 (a)(d)(k)	518,750
		3,871,250
	Household Products/Wares – 1.5%
5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	6,207,300
	Insurance – 1.1%
	American International Group, Inc. (k),
£546	6.765%, 11/15/17	1,058,661
$1,900	8.25%, 8/15/18	2,377,890
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,100,925
		4,537,476
	Lodging – 3.8%
$10,700	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20 (k)	9,282,250
5,304	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(k)	6,911,231
		16,193,481
	Machinery-Construction & Mining – 0.1%
300	Vander Intermediate Holding II Corp., 9.75%, 2/1/19 (a)(d)(k)	317,250
	Media – 2.4%
3,790	Clear Channel Communications, Inc., 9.00%, 3/1/21 (k)	4,045,825
500	Numericable Group S.A., 6.00%, 5/15/22 (a)(d)(e)	512,500
5,000	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(k)	5,575,000
		10,133,325
	Metal Fabricate/Hardware – 0.3%
1,200	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(k)	1,278,000
	Mining – 0.2%
	AngloGold Ashanti Holdings PLC (k),
300	5.375%, 4/15/20	302,483
800	6.50%, 4/15/40	753,793
		1,056,276
	Miscellaneous Manufacturing – 0.4%
1,600	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (k)	1,708,000
	Oil & Gas – 4.2%
926	Ecopetrol S.A., 7.375%, 9/18/43 (k)	1,105,413
270	Forbes Energy Services Ltd., 9.00%, 6/15/19 (k)	277,425
	Gazprom OAO Via Gaz Capital S.A. (a)(d),
181	5.999%, 1/23/21	178,285
6,600	6.51%, 3/7/22 (k)	6,567,000
854	7.288%, 8/16/37 (k)	840,336
1,081	8.625%, 4/28/34 (k)	1,189,100
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (f)	543,665

April 30, 2014 | Semi-Annual Report  23

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil & Gas (continued)
$4,500	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(k)	$4,753,125
	OGX Austria GmbH (a)(d)(f),
3,300	8.375%, 4/1/22 (b)(l) (acquisition cost-$2,739,000; purchased 11/20/12)	169,125
3,700	8.50%, 6/1/18	189,625
1,500	Petrobras International Finance Co. – Pifco, 7.875%, 3/15/19 (k)	1,746,502
130	Petroleos de Venezuela S.A., 6.00%, 11/15/26 (a)(b)(d)(l) (acquisition cost-$74,075; purchased 4/4/14-4/7/14)	77,188
200	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)	206,000
		17,842,789
	Paper & Forest Products – 0.5%
2,155	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (k)	2,327,400
	Pipelines – 1.6%
400	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18 (a)(d)	462,000
	NGPL PipeCo LLC (a)(d),
300	7.768%, 12/15/37	282,000
4,700	9.625%, 6/1/19	5,099,500
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(k)	1,122,000
		6,965,500
	Real Estate Investment Trust – 1.3%
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,656,029
	Retail – 1.0%
£500	Aston Martin Capital Ltd., 9.25%, 7/15/18 (k)	913,846
$2,731	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(k)	3,385,795
£20	Enterprise Inns PLC, 6.875%, 5/9/25	34,612
		4,334,253
	Storage/Warehousing – 0.8%
$3,100	Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 (a)(d)(k)	3,348,000
	Telecommunications – 3.3%
300	Altice S.A., 7.75%, 5/15/22 (a)(d)(e)	313,125
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (k)	2,080,000
4,181	GCI, Inc., 6.75%, 6/1/21 (k)	4,241,102
	Sprint Corp. (a)(d)(k),
5,800	7.125%, 6/15/24	6,104,500
600	7.875%, 9/15/23	663,000
€300	Wind Acquisition Finance S.A., 7.00%, 4/23/21 (a)(b)(d)(l) (acquisition cost-$413,925; purchased 4/8/14)	431,292
		13,833,019
	Transportation – 0.1%
$320	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	242,400
Total Corporate Bonds & Notes (cost-$215,200,752)		227,386,506
Mortgage-Backed Securities – 46.2%
319	Adjustable Rate Mortgage Trust, 2.701%, 1/25/36, CMO (n)	279,631
£311	Auburn Securities 4 PLC, 0.883%, 10/1/41, CMO (n)	514,124
$3,134	Banc of America Alternative Loan Trust, 16.601%, 9/25/35, CMO (b)(n)	3,887,024

24  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Banc of America Funding Trust, CMO (n),
$275	2.39%, 12/20/36	$277,436
1,973	2.632%, 3/20/36	1,711,937
1,635	2.70%, 12/20/34	1,354,727
988	2.737%, 10/20/46	739,074
465	2.823%, 12/20/34	273,325
	Banc of America Mortgage Trust, CMO,
184	2.622%, 10/20/46 (n)	118,274
305	2.752%, 9/25/34 (n)	305,869
733	5.75%, 8/25/34 (k)	801,031
	BCAP LLC Trust, CMO (a)(d)(n),
1,192	0.337%, 11/26/37	1,196,610
550	4.996%, 3/26/36	566,269
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (n),
161	2.464%, 9/25/34	144,763
1,359	2.644%, 10/25/36	1,171,735
495	2.659%, 1/25/35	506,969
611	2.684%, 8/25/47	467,536
579	5.054%, 6/25/47	524,682
952	5.196%, 3/25/35	954,119
208	5.237%, 9/25/34	204,430
	Bear Stearns ALT-A Trust, CMO (n),
5,594	0.314%, 6/25/46	3,697,474
1,413	0.854%, 1/25/35 (k)	1,366,552
96	2.445%, 11/25/35	76,967
528	2.474%, 4/25/35	415,789
5,352	2.486%, 8/25/36	4,406,534
1,588	2.555%, 9/25/34	1,437,353
1,343	2.599%, 5/25/36	945,286
768	2.71%, 8/25/36	578,641
836	2.818%, 5/25/35	739,606
776	3.597%, 9/25/34	773,404
503	4.138%, 7/25/35	392,399
906	4.413%, 11/25/36	704,930
581	Bear Stearns Commercial Mortgage Securities Trust, 6.00%, 11/11/35 (a)(d)	588,034
£488	Bluestone Securities PLC, 0.741%, 6/9/43, CMO (n)	788,108
$3,117	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	2,075,155
€663	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.473%, 11/13/47, CMO (n)	852,180
	Chase Mortgage Finance Trust, CMO,
$1,453	5.50%, 11/25/21	1,267,925
1,610	6.00%, 3/25/37	1,456,163
	Citigroup Mortgage Loan Trust, Inc., CMO,
3,527	2.73%, 3/25/37 (n)	2,640,911
885	5.50%, 11/25/35	778,907
2,170	Commercial Mortgage Trust, 5.909%, 7/10/46, CMO (a)(d)(k)(n)	2,372,264

April 30, 2014 | Semi-Annual Report  25

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Countrywide Alternative Loan Trust, CMO,
$1,435	0.352%, 12/20/46 (n)	$1,090,851
1,477	0.404%, 6/25/37 (n)	930,596
3,408	0.487%, 11/20/35 (n)	2,830,708
3,018	0.504%, 5/25/36 (n)	1,868,861
2,669	0.504%, 6/25/36 (n)	1,882,644
690	5.50%, 10/25/35	630,143
3,352	5.50%, 12/25/35 (k)	3,073,674
534	5.75%, 5/25/36	452,034
538	6.00%, 11/25/35	293,824
582	6.00%, 4/25/36	505,420
1,021	6.00%, 4/25/37	794,624
4,942	6.00%, 5/25/37	4,019,038
591	6.25%, 8/25/37	488,924
693	6.50%, 9/25/32	677,691
1,492	6.50%, 7/25/35	864,284
825	6.50%, 6/25/36	659,616
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,256	0.474%, 3/25/35 (n)	1,118,559
185	2.587%, 8/20/35 (n)	168,478
4,382	2.587%, 11/25/35 (k)(n)	3,683,055
488	2.607%, 6/20/35 (n)	422,164
117	2.854%, 8/25/34 (n)	103,096
1,381	2.857%, 9/25/47 (n)	1,212,957
1,707	2.955%, 3/25/37 (n)	1,251,429
198	5.50%, 8/25/35	187,863
2,281	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO (k)	2,373,154
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
650	0.325%, 10/15/21 (a)(d)(k)(n)	648,029
892	0.754%, 7/25/36 (n)	474,381
730	5.896%, 4/25/36	618,657
587	6.50%, 5/25/36	410,846
621	6.50%, 7/26/36	367,866
972	Deutsche ALT-A Securities Mortgage Loan Trust, 0.304%, 2/25/47, CMO (n)	705,202
191	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36, CMO (n)	139,474
405	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33, CMO (k)	425,882
804	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.336%, 4/19/47, CMO (n)	221,581
	EMF-NL BV, CMO (n),
€800	1.29%, 7/17/41	912,144
1,000	2.54%, 10/17/41	1,433,569
$1,183	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	1,222,877
	First Horizon Alternative Mortgage Securities Trust, CMO,
2,268	2.185%, 11/25/36 (n)	1,719,169
1,675	2.199%, 5/25/36 (n)	1,402,196
378	2.221%, 2/25/36 (n)	299,858
438	2.238%, 8/25/35 (n)	126,387

26  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$194	6.25%, 11/25/36	$167,681
	First Horizon Mortgage Pass-Through Trust, CMO,
1,899	2.548%, 1/25/37 (n)	1,646,704
238	4.766%, 7/25/37 (n)	202,647
344	5.50%, 8/25/35	308,221
50,467	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO	217,010
	GMACM Mortgage Loan Trust, CMO (n),
294	2.966%, 6/25/34	280,082
160	3.108%, 7/19/35	148,665
420	3.345%, 6/25/34	403,710
1,789	Greenpoint Mortgage Funding Trust, 0.334%, 1/25/37, CMO (n)	1,311,843
	GS Mortgage Securities Trust, CMO (a)(d)(n),
9,335	1.539%, 8/10/43, IO	640,417
2,100	6.048%, 8/10/43 (k)	2,295,581
	GSR Mortgage Loan Trust, CMO,
796	0.604%, 7/25/37 (n)	582,761
2,627	2.622%, 1/25/36 (n)	2,427,658
53	2.761%, 12/25/34 (n)	47,365
166	6.00%, 9/25/34	166,465
	Harborview Mortgage Loan Trust, CMO (n),
2,866	0.346%, 2/19/46	2,537,272
5,116	0.366%, 11/19/36	3,814,253
426	0.476%, 1/19/35	382,822
416	0.716%, 6/19/34	394,311
407	2.547%, 8/19/36	302,480
1,945	5.075%, 6/19/36	1,390,214
643	HomeBanc Mortgage Trust, 0.404%, 3/25/35, CMO (n)	550,955
€984	IM Pastor 4 Fondo de Titulizacion de Activos, 0.453%, 3/22/44, CMO (n)	1,134,435
$521	Impac CMB Trust, 0.414%, 11/25/35, CMO (n)	401,245
2,257	IndyMac INDA Mortgage Loan Trust, 2.623%, 12/25/36, CMO (n)	1,980,765
	IndyMac Index Mortgage Loan Trust, CMO (n),
322	0.384%, 4/25/35	264,672
334	0.954%, 8/25/34	297,561
687	1.014%, 9/25/34	600,037
528	2.163%, 6/25/37	403,022
1,869	2.723%, 5/25/37	1,370,187
1,956	4.902%, 11/25/36	1,797,030
137	4.928%, 5/25/37	19,615
	JPMorgan Alternative Loan Trust, CMO (n),
741	2.944%, 5/25/36	584,613
7	5.50%, 11/25/36	7,246
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.648%, 3/18/51, CMO (a)(d)(k)(n)	4,337,900
	JPMorgan Mortgage Trust, CMO,
97	2.568%, 10/25/36 (n)	81,898
538	2.661%, 6/25/37 (n)	455,069

April 30, 2014 | Semi-Annual Report  27

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$257	2.671%, 7/25/35 (n)	$256,867
1,412	2.729%, 5/25/36 (n)	1,259,654
3,353	5.50%, 11/25/34	3,455,304
246	6.00%, 8/25/37	220,108
2,937	KGS Alpha SBA, 1.022%, 4/25/38, CMO, IO (a)(b)(d)(g)(l) (acquisition cost-$167,802; purchased 10/18/12)	138,811
	Landmark Mortgage Securities PLC, CMO (n),
€484	0.524%, 6/17/38	647,267
£1,269	0.741%, 6/17/38	2,085,041
	Lehman Mortgage Trust, CMO,
$2,685	5.50%, 11/25/35	2,562,351
3,068	6.00%, 5/25/37	2,968,049
660	6.258%, 4/25/36 (n)	624,944
	MASTR Adjustable Rate Mortgages Trust, CMO (n),
1,372	0.364%, 4/25/46	1,040,740
696	0.869%, 1/25/47	437,905
1,104	3.087%, 10/25/34	997,660
	Morgan Stanley Mortgage Loan Trust, CMO,
3,256	2.58%, 7/25/35 (n)	2,830,632
457	3.111%, 1/25/35 (n)	26,783
848	5.75%, 12/25/35	819,374
593	6.00%, 8/25/37	544,898
2,975	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)(k)	2,949,796
	Prime Mortgage Trust, CMO,
5,711	0.504%, 6/25/36 (n)	3,120,865
256	7.00%, 7/25/34	250,930
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a)(d)(k)(n)	2,130,944
35	Regal Trust IV, 2.284%, 9/29/31, CMO (a)(b)(d)(l)(n) (acquisition cost-$28,379; purchased 3/5/10)	33,361
	Residential Accredit Loans, Inc., CMO,
476	0.334%, 6/25/46 (n)	212,193
3,032	0.364%, 6/25/37 (n)	2,263,037
216	5.50%, 4/25/37	170,291
1,059	6.00%, 8/25/35	945,067
989	6.00%, 1/25/37	803,049
730	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	582,796
	Residential Funding Mortgage Securities I, CMO,
506	5.486%, 7/27/37 (n)	465,199
942	6.00%, 6/25/37	838,310
	Salomon Brothers Mortgage Securities VII, Inc.,
607	6.50%, 2/25/29, CMO	617,188
1,400	8.20%, 7/18/33 (n)	1,440,305
614	Sequoia Mortgage Trust, 2.69%, 1/20/38, CMO (n)	524,745
	Structured Adjustable Rate Mortgage Loan Trust, CMO (n),
44	2.47%, 8/25/34	43,629
1,798	4.838%, 11/25/36	1,588,393
1,984	5.05%, 1/25/36	1,533,928

28  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Structured Asset Mortgage Investments II Trust, CMO (n),
$3,362	0.364%, 8/25/36	$2,533,173
263	0.384%, 5/25/45	234,993
822	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.388%, 1/25/34, CMO (n)	813,179
595	Suntrust Adjustable Rate Mortgage Loan Trust, 5.575%, 10/25/37, CMO (n)	552,415
€37	Talisman-7 Finance Ltd., 0.482%, 4/22/17, CMO (n)	51,061
$507	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	333,106
5,000	WaMu Commercial Mortgage Securities Trust, 5.66%, 3/23/45, CMO (a)(d)(k)(n)	5,246,328
	WaMu Mortgage Pass-Through Certificates, CMO (n),
58	0.444%, 10/25/45	54,096
570	2.035%, 11/25/36	477,222
975	2.08%, 3/25/37	797,328
159	2.117%, 3/25/33	160,316
2,799	2.197%, 6/25/37	2,385,834
3,170	2.284%, 7/25/46 (k)	2,910,587
1,553	2.324%, 2/25/37	1,314,908
2,005	2.451%, 2/25/37	1,772,682
5,539	2.459%, 7/25/37	4,384,628
2,158	4.384%, 7/25/37	1,883,692
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
892	0.979%, 10/25/46 (n)	622,440
5,012	5.50%, 7/25/35 (k)	4,674,638
69	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33, CMO (n)	66,606
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
682	0.654%, 7/25/37 (n)	576,316
56	2.615%, 9/25/36 (n)	51,948
55	2.621%, 10/25/36 (n)	51,805
132	2.624%, 4/25/36 (n)	128,411
1,480	2.738%, 9/25/36 (n)	1,394,790
41	5.50%, 1/25/36	11,002
Total Mortgage-Backed Securities (cost-$161,331,427)		195,934,282
Asset-Backed Securities – 32.7%
312	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	245,679
	Accredited Mortgage Loan Trust (n),
1,273	0.284%, 2/25/37	1,199,388
949	0.334%, 4/25/36	924,010
87	ACE Securities Corp. Home Equity Loan Trust, 0.554%, 8/25/45 (n)	86,737
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (n),
708	0.664%, 10/25/35	545,619
154	1.304%, 5/25/34	108,605
1,836	3.004%, 8/25/32	1,731,273
	Asset-Backed Funding Certificates (n),
167	0.714%, 10/25/33	147,314

April 30, 2014 | Semi-Annual Report  29

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$1,466	0.979%, 8/25/33	$1,419,510
1,643	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (k)(n)	1,946,570
1,185	Bear Stearns Asset-Backed Securities I Trust, 0.654%, 9/25/34 (n)	1,134,173
1,051	Bear Stearns Asset-Backed Securities Trust, 2.93%, 7/25/36 (n)	488,551
3,703	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (n)	2,253,227
	Conseco Finance Securitizations Corp.,
1,273	7.77%, 9/1/31	1,419,814
1,960	7.96%, 5/1/31	1,585,654
290	7.97%, 5/1/32	203,814
3,311	8.06%, 5/1/31	2,330,469
3,070	9.163%, 3/1/33 (n)	2,833,791
	Conseco Financial Corp.,
207	6.22%, 3/1/30	221,412
188	6.33%, 11/1/29 (n)	195,849
1,731	6.53%, 2/1/31 (n)	1,746,254
44	6.86%, 3/15/28	44,686
461	7.05%, 1/15/27	473,454
648	7.14%, 3/15/28	696,468
399	7.24%, 6/15/28 (n)	420,440
163	7.40%, 6/15/27	165,618
	Countrywide Asset-Backed Certificates (n),
22	0.304%, 3/25/47	18,248
1,047	0.494%, 12/25/36 (a)(d)	605,613
528	0.544%, 11/25/34 (k)	515,198
640	0.714%, 8/25/32	529,878
3,750	1.004%, 2/25/35	3,295,459
179	1.127%, 2/25/34	165,687
119	4.693%, 10/25/35	119,062
3,522	Credit Suisse First Boston Mortgage Securities Corp., 1.204%, 2/25/31 (n)	3,232,248
1,421	Credit-Based Asset Servicing and Securitization LLC, 1.474%, 12/25/35 (n)	1,113,253
	First Franklin Mortgage Loan Trust (n),
10,000	0.604%, 11/25/36 (k)	8,134,570
8,092	0.754%, 7/25/35	5,627,039
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (n)	1,086,032
3,012	GSAA Home Equity Trust, 5.772%, 11/25/36 (n)	1,900,298
437	GSAMP Trust, 0.454%, 5/25/36 (a)(d)(k)(n)	429,246
41	Home Equity Asset Trust, 2.554%, 10/25/33 (n)	34,880
	Home Equity Loan Trust (n),
13,115	0.384%, 4/25/37	7,863,662
8,700	0.494%, 4/25/37	5,326,488
	IndyMac Residential Asset-Backed Trust (n),
18,750	0.394%, 4/25/47	10,852,725
6,500	0.474%, 4/25/47	4,126,037
	JP Morgan Mortgage Acquisition Trust (n),
11	0.234%, 8/25/36	4,325
1,849	0.344%, 3/25/47	1,003,810

30  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$2,310	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(l) (acquisition cost-$2,211,512; purchased 1/29/13)	$2,327,267
1,496	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	1,497,202
	Lehman ABS Mortgage Loan Trust (a)(d)(n),
7,591	0.244%, 6/25/37	4,480,427
6,255	0.352%, 6/25/37 (b)(l) (acquisition cost-$3,800,137; purchased 4/29/14)	3,750,851
	Long Beach Mortgage Loan Trust (n),
1,209	0.314%, 10/25/36	580,564
473	2.629%, 3/25/32	404,946
436	Loomis Sayles CLO I Ltd, 0.469%, 10/26/20, CDO (a)(d)(n)	433,533
	MASTR Asset-Backed Securities Trust,
4,512	0.264%, 8/25/36 (n)	2,302,023
303	5.233%, 11/25/35	305,700
6,738	Merrill Lynch First Franklin Mortgage Loan Trust, 0.394%, 5/25/37 (n)	3,988,401
2,074	Merrill Lynch Mortgage Investors Trust, 0.654%, 6/25/36 (n)	1,905,836
939	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.579%, 2/25/33 (n)	892,927
4,445	Morgan Stanley Home Equity Loan Trust, 1.204%, 12/25/34 (n)	3,649,234
1,792	NovaStar Mortgage Funding Trust, 0.324%, 11/25/36 (n)	799,602
31	Oakwood Mortgage Investors, Inc., 0.385%, 6/15/32 (n)	27,301
61	Option One Mortgage Loan Trust, 5.662%, 1/25/37	61,333
3,696	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	3,935,611
3,114	Ownit Mortgage Loan Trust, 3.493%, 12/25/36	1,412,485
1,161	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 2.029%, 10/25/34 (n)	544,626
	Residential Asset Mortgage Products, Inc.,
1,111	1.279%, 8/25/33 (n)	982,444
3,239	1.879%, 9/25/34 (n)	1,981,909
9	4.02%, 4/25/33 (n)	8,887
356	5.22%, 7/25/34 (n)	338,488
1,525	5.86%, 11/25/33 (k)	1,640,382
	Residential Asset Securities Corp. (n),
5	0.344%, 3/25/36	5,200
3,526	0.594%, 10/25/35	2,468,362
19	4.47%, 3/25/32	19,007
816	Saxon Asset Securities Trust, 1.129%, 12/26/34 (n)	637,477
	Securitized Asset-Backed Receivables LLC Trust (n),
476	0.384%, 2/25/37	265,834
82	0.829%, 1/25/35	74,597
	South Coast Funding VII Ltd. (a)(d)(n),
51,513	0.503%, 1/6/41, CDO	12,569,187
1,865	0.503%, 1/6/41, CDO (b)(l) (acquisition cost-$369,660; purchased 8/16/12-11/8/12)	455,191
722	Structured Asset Securities Corp. Mortgage Loan Trust, 0.454%, 6/25/35 (n)	624,218
2,265	Talon Funding Ltd., 0.725%, 6/5/35, CDO (a)(d)(n)	1,326,810
741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (n)	720,674
497	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (n)	543,150
Total Asset-Backed Securities (cost-$124,660,683)		138,513,823

April 30, 2014 | Semi-Annual Report  31

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
U.S. Government Agency Securities – 17.0%
	Fannie Mae, MBS,
$25,000	3.00%, TBA, 30 Year (e)	$24,359,375
15,000	3.50%, TBA, 30 Year (e)	15,176,367
27,000	4.00%, TBA, 30 Year (e)	28,295,155
121	4.00%, 11/1/33– 10/1/40	126,995
2,968	4.00%, 10/1/40– 7/1/41 (k)	3,117,449
29,318	Freddie Mac, 0.624%, 10/25/20, CMO, IO (k)(n)	1,175,378
Total U.S. Government Agency Securities (cost-$71,773,751)		72,250,719
Sovereign Debt Obligations – 7.6%
	Brazil – 5.7%
	Brazil Notas do Tesouro Nacional,
BRL10,000	6.00%, 5/15/45, Ser. B (i)	10,132,351
12,600	6.00%, 8/15/50, Ser. B (i)	12,709,649
3,106	10.00%, 1/1/17, Ser. F	1,327,260
62	10.00%, 1/1/21, Ser. F	24,961
62	10.00%, 1/1/23, Ser. F	24,382
		24,218,603
	Costa Rica – 0.2%
$700	Republic of Costa Rica, 7.00%, 4/4/44 (a)(d)	698,250
	Indonesia – 0.3%
1,000	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)(k)	1,112,500
	Philippines – 1.4%
5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (k)	6,031,250
Total Sovereign Debt Obligations (cost-$29,785,275)		32,060,603

Shares
Convertible Preferred Stock – 4.1%
	Banking – 4.1%
14,500	Wells Fargo & Co., 7.50%, Ser. L (h) (cost-$9,203,225)	17,327,500
Preferred Stock – 1.7%
	Banking – 0.2%
10,000	AgriBank FCB, 6.875%, 1/1/24 (a)(d)(h)(m)	1,042,500
	Diversified Financial Services – 1.5%
50,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(b)(d)(h)(l)(m) (acquisition cost-$5,000,000; purchased 7/16/13)	5,160,940
	SLM Corp. CPI-Linked MTN, Ser. A,
32,400	3.502%, 3/15/17	802,224
8,500	3.552%, 1/16/18	206,040
		6,169,204
Total Preferred Stock (cost-$6,460,125)		7,211,704

32 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Convertible Bonds – 1.2%
	Real Estate Investment Trust – 1.2%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost-$3,785,174)	$5,151,375
Senior Loans (a)(c) – 1.1%
	Aerospace & Defense – 0.1%
499	Sequa Corp., 5.25%, 6/19/17, Term B	490,259
	Biotechnology – 0.0%
100	Ikaria, Inc., 8.75%, 2/14/22	101,500
	Hotels/Gaming – 0.2%
750	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost-$736,653; purchased 5/1/12-7/10/12)	828,750
	Media – 0.7%
	Clear Channel Communications, Inc.,
1,900	3.80%, 1/29/16, Term B	1,886,008
500	6.90%, 1/30/19, Term D	496,625
	Numericable Finance & Co. S.C.A (e),
253	3.75%, 3/17/20, Term B1	252,974
219	3.75%, 4/23/20, Term B2	218,857
€41	4.082%, 4/23/20, Term B	56,864
		2,911,328
	Oil & Gas – 0.1%
$249	OGX, 8.00%, 4/11/15, Term A (g)	204,513
Total Senior Loans (cost-$4,420,896)		4,536,350
Municipal Bonds – 0.6%
	California – 0.1%
280	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	280,426
	West Virginia – 0.5%
2,825	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,400,600
Total Municipal Bonds (cost-$2,990,724)		2,681,026
U.S. Treasury Obligations – 0.4%
1,800	U.S. Treasury Notes, 0.25%, 2/28/15 (j) (cost-$1,802,410)	1,802,426

Shares
Common Stock – 0.1%
	Media – 0.1%
5,969	Tribune Co. (p) (cost-$340,187)	464,090

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
3,575	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(p) (cost-$36)	36

April 30, 2014 | Semi-Annual Report 33

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Short-Term Investments – 3.7%
	U.S. Treasury Obligations (j)(k)(o) – 2.7%
$11,378	U.S. Treasury Bills, 0.046%-0.082%, 8/14/14-10/30/14 (cost-$11,375,450)	$11,376,721
	U.S. Government Agency Securities (o) – 1.0%
900	Fannie Mae Discount Notes, 0.122%, 9/24/14	899,854
	Federal Home Loan Bank Discount Notes,
1,300	0.056%, 6/18/14	1,299,905
500	0.079%, 10/24/14	499,902
1,300	Freddie Mac Discount Notes, 0.122%, 7/11/14	1,299,923
Total U.S. Government Agency Securities (cost-$3,998,968)		3,999,584
	Repurchase Agreements – 0.0%
144	State Street Bank and Trust Co., dated 4/30/14, 0.00%, due 5/1/14, proceeds $144,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $150,733 including accrued interest (cost-$144,000)	144,000
Total Short-Term Investments (cost-$15,518,418)		15,520,305
Total Investments, before securities sold short (cost-$647,273,083) – 170.0%		720,840,745
Securities Sold Short – (5.3)%
	U.S. Government Agency Securities – (5.3)%
22,000	Fannie Mae, 3.50%, MBS, TBA, 30 Year (proceeds received-$22,245,781)	(22,334,297)
Total Investments, net of securities sold short (cost-$625,027,302) – 164.7%		698,506,448
Other liabilities in excess of other assets – (64.7)%		(274,509,391)
Net Assets – 100.0%		$423,997,057

34 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $173,638,521, representing 41.0% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2014.

(f)	In default.

(g)	Fair-Valued–Securities with an aggregate value of $4,167,793, representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $26,871,313. The aggregate value is $25,302,593, representing 6.0% of net assets.

(m)	Dividend rate is fixed until the first call date and variable thereafter.

(n)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(o)	Rates reflect the effective yields at purchase date.

(p)	Non-income producing.

(q)	Total return swap agreements on convertible securities outstanding at April 30, 2014:

									Swap Agreements, at Value
Swap Counterparty	Pay/ Receive	Underlying Asset	# of Units	Financing Rate	Maturity Date	Notional Amount	Upfront Premiums Paid	Unrealized Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	881	Not Applicable, Fully Funded	2/11/15	$368,065	$368,065	$163,850	$531,915	$–

April 30, 2014 | Semi-Annual Report 35

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

(r)  Credit default swap agreements outstanding at April 30, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Republic of Indonesia Government International Bond	$600	1.72%	6/20/19	1.00%	$(20,145)	$(20,164)	$19
Barclays Bank:
Gazprom	1,250	3.10%	12/20/17	1.90%	(42,226)	–	(42,226)
VTB Capital	1,250	3.76%	12/20/17	2.34%	(48,455)	–	(48,455)
Citigroup:
Majapahit Holding	3,000	2.12%	12/20/17	2.65%	63,812	–	63,812
Republic of Indonesia	3,000	1.21%	12/20/17	2.14%	106,605	–	106,605
Credit Suisse First Boston:
TNK	1,500	3.10%	12/20/17	3.15%	20,079	–	20,079
Deutsche Bank:
Republic of Indonesia Government International Bond	1,200	1.72%	6/20/19	1.00%	(40,290)	(42,376)	2,086
JPMorgan Chase:
Republic of Indonesia Government International Bond	1,200	1.72%	6/20/19	1.00%	(40,290)	(40,165)	(125)
Royal Bank of Scotland:
ABX.HE AA 06-1	19,311	†	7/25/45	0.32%	(4,283,004)	(11,348,079)	7,065,075
ABX.HE AAA 07-1	7,494	†	8/25/37	0.09%	(1,797,886)	(3,709,569)	1,911,683
					$(6,081,800)	$(15,160,353)	$9,078,553

†	Credit Spread not quoted for asset-backed securities.

(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

36 Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

(s)  Interest rate swap agreements outstanding at April 30, 2014:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Barclays Bank (CME)	$17,600	6/18/44	3.75%	3-Month USD-LIBOR	$(969,592)	$(1,406,072)
Barclays Bank (CME)	8,000	6/18/44	3.75%	3-Month USD-LIBOR	(440,723)	(121,299)
Credit Suisse First Boston (CME)	69,300	6/18/19	2.00%	3-Month USD-LIBOR	(530,897)	(593,267)
					$(1,941,212)	$(2,120,638)

(t)  Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
20,002,479 Brazilian Real settling 5/5/14	Credit Suisse First Boston	$8,945,652	$8,970,727	$25,075
6,090,560 Brazilian Real settling 6/3/14	Credit Suisse First Boston	2,719,000	2,706,687	(12,313)
1,101,107 Brazilian Real settling 7/2/14	Credit Suisse First Boston	487,000	485,558	(1,442)
9,561,798 Brazilian Real settling 6/3/14	Goldman Sachs	4,266,604	4,249,329	(17,275)
12,507,806 Brazilian Real settling 5/5/14	JPMorgan Chase	5,618,960	5,609,510	(9,450)
18,716,249 Brazilian Real settling 5/5/14	UBS	8,415,580	8,393,878	(21,702)
3,600,000 British Pound settling 6/3/14	Barclays Bank	6,068,531	6,076,714	8,183
9,571,958 British Pound settling 5/2/14	JPMorgan Chase	16,066,531	16,161,286	94,755
5,105,594 Euro settling 5/2/14	Bank of America	7,064,146	7,083,243	19,097
4,570,000 Euro settling 5/2/14	Deutsche Bank	6,299,818	6,340,186	40,368
462,000 Euro settling 6/3/14	Goldman Sachs	639,471	640,912	1,441

Sold:
20,002,479 Brazilian Real settling 5/5/14	Credit Suisse First Boston	8,410,764	8,970,727	(559,963)
6,298,020 Brazilian Real settling 10/2/14	Credit Suisse First Boston	2,719,000	2,706,216	12,784
1,158,963 Brazilian Real settling 1/5/15	Credit Suisse First Boston	487,000	485,239	1,761
9,883,038 Brazilian Real settling 10/2/14	Goldman Sachs	4,266,603	4,246,673	19,930
12,507,806 Brazilian Real settling 5/5/14	JPMorgan Chase	5,561,749	5,609,510	(47,761)
12,507,806 Brazilian Real settling 6/3/14	JPMorgan Chase	5,572,771	5,558,555	14,216
2,133,393 Brazilian Real settling 7/2/14	JPMorgan Chase	880,731	940,768	(60,037)
16,480,376 Brazilian Real settling 6/3/14	Morgan Stanley	6,837,989	7,323,992	(486,003)
2,171,643 Brazilian Real settling 7/2/14	Morgan Stanley	900,387	957,635	(57,248)
18,716,249 Brazilian Real settling 5/5/14	UBS	8,081,054	8,393,878	(312,824)
18,716,249 Brazilian Real settling 6/3/14	UBS	8,346,525	8,317,629	28,896
2,496,000 British Pound settling 5/2/14	Bank of America	4,151,272	4,214,244	(62,972)
25,046 British Pound settling 6/3/14	Bank of America	42,000	42,277	(277)
100,000 British Pound settling 5/2/14	BNP Paribas	167,669	168,840	(1,171)
2,857,000 British Pound settling 5/2/14	Citigroup	4,751,234	4,823,756	(72,522)

April 30, 2014 | Semi-Annual Report  37

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
14,294 British Pound settling 6/3/14	Credit Suisse First Boston	$24,001	$24,129	$(128)
9,571,958 British Pound settling 6/3/14	JPMorgan Chase	16,062,617	16,157,237	(94,620)
4,118,958 British Pound settling 5/2/14	Royal Bank of Scotland	6,785,719	6,954,445	(168,726)
287,000 Euro settling 5/2/14	Bank of America	394,151	398,169	(4,018)
5,105,594 Euro settling 6/3/14	Bank of America	7,063,590	7,082,765	(19,175)
4,866,000 Euro settling 5/2/14	Barclays Bank	6,711,747	6,750,842	(39,095)
144,674 Euro settling 5/2/14	Goldman Sachs	200,000	200,714	(714)
30,448 Euro settling 6/3/14	Goldman Sachs	42,000	42,239	(239)
285,460 Euro settling 5/2/14	JPMorgan Chase	394,020	396,033	(2,013)
4,092,460 Euro settling 5/2/14	Royal Bank of Scotland	5,637,892	5,677,672	(39,780)
				$(1,824,962)

(u)  At April 30, 2014, the Fund held $815,000 in cash as collateral and pledged cash collateral of $16,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(v)  Open reverse repurchase agreements at April 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.75)%	3/31/14	3/28/16	$1,159,251	$1,160,000
	0.35	4/21/14	5/5/14	988,096	988,000
	0.40	4/1/14	5/2/14	6,270,089	6,268,000
	0.40	4/9/14	7/9/14	1,024,251	1,024,000
	0.40	4/25/14	5/30/14	1,415,094	1,415,000
	0.40	4/30/14	6/2/14	6,309,000	6,309,000
	0.45	2/13/14	5/13/14	5,563,350	5,558,000
	0.45	4/8/14	7/9/14	768,354	768,133
	0.45	4/9/14	7/9/14	878,117	877,867
	0.45	4/25/14	5/30/14	5,860,440	5,860,000
	0.45	4/30/14	6/2/14	8,013,009	8,013,000
	0.50	4/1/14	5/2/14	2,117,882	2,117,000
	0.55	4/3/14	5/8/14	3,986,705	3,985,000
	0.55	4/8/14	5/9/14	1,989,699	1,989,000
	0.55	4/14/14	5/16/14	893,232	893,000
	0.55	4/23/14	5/23/14	5,580,682	5,580,000
	0.55	4/25/14	5/30/14	2,312,212	2,312,000
	0.55	4/30/14	6/2/14	6,108,061	6,108,000
	0.60	2/13/14	5/13/14	2,292,939	2,290,000
	0.60	2/26/14	8/26/14	2,061,196	2,059,000
	0.60	4/1/14	5/2/14	288,144	288,000
	0.60	4/30/14	6/2/14	291,000	291,000
	0.625	2/26/14	8/26/14	4,439,928	4,435,000
	0.65	2/3/14	5/2/14	3,707,815	3,702,000
	0.65	2/5/14	5/5/14	1,727,647	1,725,000
	0.65	3/7/14	6/10/14	2,333,315	2,331,000

38  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.65%	3/14/14	6/16/14	$5,381,660	$5,377,000
	0.65	4/2/14	5/5/14	880,501	880,000
	0.65	4/9/14	7/9/14	3,943,566	3,942,000
	0.65	4/21/14	7/21/14	1,763,318	1,763,000
	0.65	4/30/14	8/4/14	3,928,000	3,928,000
	0.71	2/26/14	8/26/14	1,935,440	1,933,000
	0.75	2/4/14	5/6/14	1,030,689	1,028,897
	0.75	4/30/14	7/15/14	1,029,623	1,029,623
	0.95	2/4/14	5/6/14	4,168,333	4,159,155
	0.95	4/30/14	7/23/14	2,340,893	2,340,893
	1.052	4/25/14	5/30/14	1,907,334	1,907,000
	1.133	3/31/14	7/1/14	5,039,912	5,035,000
	1.135	3/17/14	6/17/14	1,119,586	1,118,000
	1.153	4/7/14	5/7/14	3,529,711	3,527,000
	1.373	4/30/14	8/5/14	3,028,000	3,028,000
Credit Suisse First Boston	0.00	12/20/12	12/19/14	1,791,000	1,791,000
	0.75	2/4/14	5/2/14	437,786	437,025
	0.75	2/4/14	12/31/14	4,292,193	4,290,222
	0.75	4/30/14	6/2/14	6,079,351	6,079,351
	0.75	4/30/14	7/16/14	427,672	427,672
	0.75	4/30/14	12/31/14	4,490,551	4,490,551
	0.85	2/4/14	5/2/14	840,453	838,797
	0.90	4/30/14	7/15/14	1,859,941	1,859,941
	0.90	4/30/14	7/16/14	858,058	858,058
Deutsche Bank	0.55	4/30/14	5/30/14	3,105,047	3,105,000
	0.59	2/5/14	5/5/14	5,958,289	5,950,000
	0.59	2/14/14	5/15/14	8,708,834	8,698,000
	0.59	3/12/14	6/12/14	5,840,782	5,836,000
	0.59	3/14/14	6/16/14	5,424,264	5,420,000
	0.59	3/31/14	7/1/14	4,183,124	4,181,000
	0.59	4/15/14	5/2/14	803,211	803,000
	0.59	4/30/14	5/5/14	1,240,000	1,240,000
	0.59	4/30/14	5/15/14	2,593,000	2,593,000
	0.59	4/30/14	7/7/14	602,000	602,000
Goldman Sachs	0.18	4/10/14	5/12/14	3,000,315	3,000,000
Morgan Stanley	0.40	4/3/14	5/2/14	1,581,112	1,580,622
	0.40	4/30/14	7/23/14	1,565,619	1,565,619
	0.48	4/30/14	5/30/14	4,256,057	4,256,000
	0.50	4/3/14	5/2/14	4,761,687	4,759,843
	0.50	4/30/14	7/23/14	4,721,011	4,721,011
	1.15	3/19/14	6/18/14	3,701,077	3,696,000
	1.15	4/14/14	5/15/14	1,339,727	1,339,000
	1.20	3/19/14	6/18/14	2,598,720	2,595,000
	1.20	3/31/14	7/1/14	3,123,224	3,120,000
Royal Bank of Canada	0.45	2/13/14	5/13/14	2,339,249	2,337,000

April 30, 2014 | Semi-Annual Report  39

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.48%	2/13/14	5/13/14	$869,892	$869,000
	0.48	3/3/14	6/3/14	3,589,822	3,587,000
	0.55	4/29/14	7/29/14	558,017	558,000
	1.15	4/30/14	6/3/14	3,507,000	3,507,000
	1.32	4/15/14	10/15/14	7,484,388	7,480,000
Royal Bank of Scotland	0.977	4/10/14	7/10/14	1,919,093	1,918,000
UBS	0.45	4/15/14	5/19/14	3,397,679	3,397,000
	0.45	4/22/14	7/22/14	1,250,141	1,250,000
	0.47	4/11/14	5/16/14	1,172,306	1,172,000
	0.47	4/15/14	5/19/14	1,195,250	1,195,000
	0.47	4/15/14	5/20/14	594,124	594,000
	0.47	4/16/14	5/20/14	6,325,238	6,324,000
	0.47	4/21/14	5/22/14	976,127	976,000
	0.47	4/22/14	5/22/14	1,063,125	1,063,000
	0.48	4/15/14	5/19/14	2,100,448	2,100,000
	0.50	4/25/14	5/30/14	507,042	507,000
	0.53	4/25/14	5/30/14	596,053	596,000
	0.54	4/11/14	5/16/14	2,443,733	2,443,000
	0.54	4/15/14	5/20/14	1,736,417	1,736,000
	0.54	4/21/14	5/22/14	1,947,292	1,947,000
	0.54	4/22/14	5/22/14	1,215,164	1,215,000
	0.90	2/4/14	5/6/14	972,622	970,593
	0.90	4/30/14	7/15/14	992,230	992,230
					$258,210,103

(w)            The weighted average daily balance of reverse repurchase agreements during the six months ended April 30, 2014 was $148,761,837, at a weighted average interest rate of 0.58%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2014 was $286,948,286.

At April 30, 2014, the Fund held U.S. Treasury Obligations valued at $874,642. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(x)              At April 30, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal
Ortho-Clinical Diagnostics	$400,000

40  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

(y)  Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$4,566,640	$7,563,438	$12,130,078
All Other	–	215,256,428	–	215,256,428
Mortgage-Backed Securities	–	192,845,675	3,088,607	195,934,282
Asset-Backed Securities	–	134,689,354	3,824,469	138,513,823
U.S. Government Agency Securities	–	72,250,719	–	72,250,719
Sovereign Debt Obligations	–	32,060,603	–	32,060,603
Convertible Preferred Stock	17,327,500	–	–	17,327,500
Preferred Stock:
Banking	–	1,042,500	–	1,042,500
Diversified Financial Services	1,008,264	5,160,940	–	6,169,204
Convertible Bonds	–	5,151,375	–	5,151,375
Senior Loans:
Hotels/Gaming	–	–	828,750	828,750
Oil & Gas	–	–	204,513	204,513
All Other	–	3,503,087	–	3,503,087
Municipal Bonds	–	2,681,026	–	2,681,026
U.S. Treasury Obligations	–	1,802,426	–	1,802,426
Common Stock	464,090	–	–	464,090
Warrants	–	36	–	36
Short-Term Investments	–	15,520,305	–	15,520,305
	18,799,854	686,531,114	15,509,777	720,840,745
Investment in Securities – Liabilities
Securities Sold Short, at value	–	(22,334,297)	–	(22,334,297)
Other Financial Instruments* – Assets
Credit Contracts	–	9,169,359	163,850	9,333,209
Foreign Exchange Contracts	–	266,506	–	266,506
	–	9,435,865	163,850	9,599,715
Other Financial Instruments* – Liabilities
Credit Contracts	–	(90,806)	–	(90,806)
Foreign Exchange Contracts	–	(2,091,468)	–	(2,091,468)
Interest Rate Contracts	–	(2,120,638)	–	(2,120,638)
	–	(4,302,912)	–	(4,302,912)
Totals	$18,799,854	$669,329,770	$15,673,627	$703,803,251

April 30, 2014 | Semi-Annual Report  41

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

At April 30, 2014, a security valued at $1,042,500 was transferred from Level 1 to Level 2 due to the unavailability of an exchange-traded closing price.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,143,481	$–	$(562,358)	$9,002	$3,958	$(30,645)	–	$–	$7,563,438
Mortgage-Backed Securities	5,409,249	565,487	(2,595,165)	(3,050)	17,100	(88,004)	–	(217,010)	3,088,607
Asset-Backed Securities	3,946,668	–	(120,046)	4,936	2,613	(9,702)	–	–	3,824,469
Senior Loans:
Hotels/ Gaming	1,368,750	–	(500,000)	2,997	16,318	(59,315)	–	–	828,750
Oil & Gas	–	204,529	–	2,108	–	(2,124)	–	–	204,513
	18,868,148	770,016	(3,777,569)	15,993	39,989	(189,790)	–	(217,010)	15,509,777
Other Financial Instruments * – Assets
Credit Contracts	–	–	–	–	–	163,850	–	–	163,850
Totals	$18,868,148	$770,016	$(3,777,569)	$15,993	$39,989	$(25,940)	–	$(217,010)	$15,673,627

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$7,563,438	Third-Party Pricing Vendor	Single Broker Quote	$113.50 – $116.875
Mortgage-Backed Securities	2,949,796	Third-Party Pricing Vendor	Single Broker Quote	$99.15
	138,811	Interest Only Weighted Average Life Model	Security Price Reset	$4.73
Asset-Backed Securities	3,824,469	Benchmark Pricing	Security Price Reset	$100.07 – $100.76
Senior Loans	828,750	Third-Party Pricing Vendor	Single Broker Quote	$110.50
	204,513	Benchmark Pricing	Security Price Reset	$81.99
Other Financial Instruments * – Assets
Credit Contracts	163,850	Third-Party Pricing Vendor	Single Broker Quote	$144.52

*                      Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**               Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party vendor became available.

42  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $263,401. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(z)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	–	$9,333,209	$–	$9,333,209
Unrealized appreciation of forward foreign currency contracts	–	–	266,506	266,506
Total asset derivatives	–	$9,333,209	$266,506	$9,599,715
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(90,806)	$–	$(90,806)
Payable for variation margin on centrally cleared swaps*	(347,968)	–	–	(347,968)
Unrealized depreciation of forward foreign currency contracts	–	–	(2,091,468)	(2,091,468)
Total liability derivatives	$(347,968)	$(90,806)	$(2,091,468)	$(2,530,242)

*                      Included in net unrealized depreciation of $2,120,638 on centrally cleared swaps as reported in note (s) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$3,145,657	$573,108	$–	$3,718,765
Foreign currency transactions (forward foreign currency contracts)	–	–	(535,868)	(535,868)
Total net realized gain (loss)	$3,145,657	$573,108	$(535,868)	$3,182,897
Net change in unrealized appreciation/depreciation of:
Swaps	$(4,687,361)	$1,248,993	$–	$(3,438,368)
Foreign currency transactions (forward foreign currency contracts)	–	–	(1,504,370)	(1,504,370)
Total net change in unrealized appreciation/depreciation	$(4,687,361)	$1,248,993	$(1,504,370)	$(4,942,738)

April 30, 2014 | Semi-Annual Report  43

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap	Total Return Swap
Purchased	Sold	Buy	Sell	Agreements (2)	Agreements (2)
$50,151,385	$87,495,288	$1,900	$45,822	$44,600	$123

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$19,097	$(19,097)	$–		$–
Barclays Bank	8,183	(8,183)	–		–
Credit Suisse First Boston	39,620	(39,620)	–		–
Deutsche Bank	40,368	–	(40,368	)†	–
Goldman Sachs	21,371	(18,228)	–		3,143
JPMorgan Chase	108,971	(108,971)	–		–
UBS	28,896	(28,896)	–		–
Swaps
Bank of America	19	(19)	–		–
Citigroup	170,417	(72,522)	–		97,895
Credit Suisse First Boston	20,079	(20,079)	–		–
Deutsche Bank	165,936	–	(165,936	)†	–
Royal Bank of Scotland	8,976,758	5,964,037	(14,940,795	)#	–
Totals	$9,599,715	$5,648,422	$(15,147,099)		$101,038

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Net Amount
Repurchase Agreement
State Street Bank & Trust Co.	$144,000	$(144,000)†	–
Totals	$144,000	$(144,000)	–

44  Semi-Annual Report | April 30, 2014

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$86,442	$(19,116)	–	$67,326
Barclays Bank	39,095	(8,183)	–	30,912
BNP Paribas	1,171	–	–	1,171
Citigroup	72,522	(72,522)	–	–
Credit Suisse First Boston	573,846	(573,846)††	–	–
Goldman Sachs	18,228	(18,228)	–	–
JPMorgan Chase	213,881	(213,881)††	–	–
Morgan Stanley	543,251	(543,251)††	–	–
Royal Bank of Scotland	208,506	(208,506)	–	–
UBS	334,526	(334,526)††	–	–
Swaps
Barclays Bank	90,681	–	–	90,681
JPMorgan Chase	125	(125)††	–	–
Totals	$2,182,274	$(1,992,184)	–	$190,090

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
Barclays Bank	$119,406,074	†††	$(119,406,074	)††	–	–
Credit Suisse First Boston	21,077,005	†††	(21,077,005	)††	–	–
Deutsche Bank	38,458,551	†††	(38,458,551	)††	–	–
Goldman Sachs	3,000,315	†††	(3,000,315	)††	–	–
Morgan Stanley	27,648,234	†††	(27,648,234	)††	–	–
Royal Bank of Canada	18,348,368	†††	(18,348,368	)††	–	–
Royal Bank of Scotland	1,919,093	†††	(1,919,093	)††	–	–
UBS	28,484,991	†††	(28,484,991	)††	–	–
Totals	$258,342,631		$(258,342,631)		–	–

†                      The actual collateral received is greater than the amount shown here due to over collateralization.

††               The actual collateral pledged is greater than the amount shown here due to over collateralization.

†††        The amount includes interest payable for Reverse Repurchase Agreements.

#                      The amount includes upfront premiums received.

April 30, 2014 | Semi-Annual Report  45

Schedule of Investments

PIMCO Income Opportunity Fund

April 30, 2014 (unaudited) (continued)

Glossary:

ABX.HE	– Asset-Backed Securities Index Home Equity
BRL	– Brazilian Real
£	– British Pound
CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
CME	– Chicago Mercantile Exchange
CMO	– Collateralized Mortgage Obligation
CPI	– Consumer Price Index
€	– Euro
FRN	– Floating Rate Note
IO	– Interest Only
LIBOR	– London Inter-Bank Offered Rate
MBIA	– insured by MBIA Insurance Corp.
MBS	– Mortgage-Backed Securities
MTN	– Medium Term Note
OTC	– Over-the-Counter
PIK	– Payment-in-Kind
PO	– Principal Only
TBA	– To Be Announced

46  Semi-Annual Report | April 30, 2014 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

	Corporate & Income Strategy	Income Opportunity
Assets:
Investments, at value (cost-$633,600,200 and $647,129,083, respectively)	$680,633,077	$720,696,745
Repurchase agreements, at value and cost	85,952,000	144,000
Cash	253,419	13,013
Foreign currency, at value (cost-$138,582 and $719,871, respectively)	138,931	720,758
Interest receivable	7,777,884	6,211,170
Deposits with brokers for derivatives collateral	4,855,000	16,000
Unrealized appreciation of OTC swaps	1,448,736	9,333,209
Swap premiums paid	908,370	368,065
Receivable from broker	54,038	–
Unrealized appreciation of forward foreign currency contracts	43,874	266,506
Receivable for investments sold	–	94,977,648
Receivable for principal paydowns	–	241
Unsettled reverse repurchase agreements	–	55,280,948
Unrealized appreciation of unfunded loan commitments	–	593
Prepaid expenses and other assets	85,558	20,620
Total Assets	782,150,887	888,049,516

Liabilities:
Payable for investments purchased	–	161,328,910
Payable for reverse repurchase agreements	–	258,210,103
Payable to brokers for cash collateral received	12,865,000	815,000
Payable for variation margin on centrally cleared swaps	430,181	347,968
Payable for terminated swaps	–	25,764
Dividends payable to common and preferred shareholders	4,318,563	2,836,885
Investment management fees payable	468,504	505,305
Unrealized depreciation of forward foreign currency contracts	181,912	2,091,468
Swap premiums received	–	15,160,353
Securities sold short, at value (proceeds received-$0 and $22,245,781, respectively)	–	22,334,297
Unrealized depreciation of OTC swaps	–	90,806
Interest payable for reverse repurchase agreements	–	132,528
Accrued expenses and other liabilities	301,196	173,072
Total Liabilities	18,565,356	464,052,459
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 and 0 shares issued and outstanding, respectively)	169,000,000	–
Net Assets Applicable to Common Shareholders	$594,585,531	$423,997,057

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$384	$149
Paid-in-capital in excess of par	545,269,727	342,276,069
Undistributed (dividends in excess of) net investment income	(604,445)	1,432,239
Accumulated net realized gain	6,314,167	1,793,322
Net unrealized appreciation	43,605,698	78,495,278
Net Assets Applicable to Common Shareholders	$594,585,531	$423,997,057
Common Shares Issued and Outstanding	38,371,674	14,930,973
Net Asset Value Per Common Share	$15.50	$28.40

See accompanying Notes to Financial Statements | April 30, 2014 | Semi-Annual Report 47

Statements of Operations

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Six Months ended April 30, 2014 (unaudited)

	Corporate & Income Strategy	Income Opportunity
Investment Income:
Interest	$33,661,280	$22,389,189
Dividends	118,125	757,752
Miscellaneous	–	95,164
Total Investment Income	33,779,405	23,242,105

Expenses:
Investment management	2,838,598	2,846,002
Custodian and accounting agent	144,947	91,668
Auction agent and commissions	88,802	–
Audit and tax services	60,062	45,551
Shareholder communications	45,990	38,742
Trustees	21,139	12,008
Insurance	14,000	9,304
Transfer agent	12,478	13,137
New York Stock Exchange listing	11,905	8,334
Legal	3,964	9,269
Interest	2,137	434,880
Miscellaneous	15,206	3,049
Total Expenses	3,259,228	3,511,944

Net Investment Income	30,520,177	19,730,161

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	463,647	5,660,257
Swaps	8,605,817	3,718,765
Foreign currency transactions	(3,071,672)	(833,881)
Net change in unrealized appreciation/depreciation of:
Investments	15,512,270	(1,064,416)
Securities sold short	–	(88,516)
Swaps	(12,359,322)	(3,438,368)
Unfunded loan commitments	–	593
Foreign currency transactions	1,603,588	(1,804,645)
Net realized and change in unrealized gain	10,754,328	2,149,789
Net Increase in Net Assets Resulting from Investment Operations	41,274,505	21,879,950
Dividends on Preferred Shares from Net Investment Income	(70,658)	–
Distributions on Preferred Shares from Capital Gains	(122,405)	–

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$41,081,442	$21,879,950

48 Semi-Annual Report | April 30, 2014 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Corporate & Income Strategy Fund

	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$30,520,177	$48,374,999
Net realized gain	5,997,792	93,576,630
Net change in unrealized appreciation/depreciation	4,756,536	(76,826,071)
Net increase in net assets resulting from investment operations	41,274,505	65,125,558

Dividends on Preferred Shares from:
Net investment income	(70,658)	(200,918)
Net realized gains	(122,405)	–
Total dividends and distributions on preferred shares	(193,063)	(200,918)
Net increase in net assets applicable to common shareholders resulting from investment operations	41,081,442	64,924,640

Dividends and Distributions to Common Shareholders from:
Net investment income	(25,835,585)	(59,573,976)
Net realized gains	(36,172,081)	–
Total dividends and distributions to common shareholders	(62,007,666)	(59,573,976)

Common Share Transactions:
Reinvestment of dividends and distributions	3,286,811	3,391,026
Total increase (decrease) in net assets applicable to common shareholders	(17,639,413)	8,741,690

Net Assets Applicable to Common Shareholders:
Beginning of period	612,224,944	603,483,254
End of period*	$594,585,531	$612,224,944
* Including dividends in excess of net investment income of:	$(604,445)	$(5,218,379)

Common Shares Issued in Reinvestment of Dividends and Distributions	206,714	198,980

See accompanying Notes to Financial Statements | April 30, 2014 | Semi-Annual Report 49

Statements of Changes in Net Assets

PIMCO Income Opportunity Fund

	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$19,730,161	$42,569,114
Net realized gain	8,545,141	11,346,400
Net change in unrealized appreciation/depreciation	(6,395,352)	33,226
Net increase in net assets resulting from investment operations	21,879,950	53,948,740

Dividends to Shareholders from Net Investment Income	(25,927,009)	(42,005,856)

Share Transactions:
Reinvestment of dividends	1,483,450	2,642,134
Total increase (decrease) in net assets	(2,563,609)	14,585,018

Net Assets:
Beginning of period	426,560,666	411,975,648
End of period*	$423,997,057	$426,560,666
* Including undistributed net investment income of:	$1,432,239	$7,629,087

Shares Issued in Reinvestment of Dividends	52,555	91,068

50 Semi-Annual Report | April 30, 2014 | See accompanying Notes to Financial Statements

Statement of Cash Flows†

PIMCO Income Opportunity Fund

Six Months ended April 30, 2014 (unaudited)

Decrease in Cash and Foreign Currency from:

Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$21,879,950

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(745,630,380)
Proceeds from sales of long-term investments	641,479,503
Sales of short-term portfolio investments, net	1,260,691
Net change in unrealized appreciation/depreciation	6,395,352
Net realized gain	(8,545,141)
Net amortization/accretion on investments	(2,115,402)
Proceeds for securities sold short	22,245,781
Decrease in receivable for investments sold	73,610,810
Increase in interest receivable	(1,032,298)
Increase in receivable for principal paydowns	(241)
Decrease in deposits with brokers for derivatives collateral	1,500,000
Increase in prepaid expenses	(5,383)
Decrease in payable for investments purchased	(59,234,505)
Decrease in payable to brokers for cash collateral received	(165,000)
Net cash used for swap transactions	(2,662,152)
Net cash used for foreign currency transactions	(1,134,155)
Increase in interest payable for reverse repurchase agreements	31,045
Increase in investment management fees payable	17,290
Increase in accrued expenses and other liabilities	9,155
Net cash used for operating activities*	(52,095,080)

Cash Flows provided by Financing Activities:
Payments for reverse repurchase agreements	(446,871,855)
Proceeds on reverse repurchase agreements	566,299,958
Increase in unsettled reverse repurchase agreements	(43,016,948)
Cash dividends paid (excluding reinvestment of dividends and distributions of $1,483,450)	(24,433,573)
Net cash provided by financing activities	51,977,582
Net decrease in cash and foreign currency	(117,498)
Cash and foreign currency, at beginning of period	851,269
Cash and foreign currency, at end of period	$733,771

* Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $403,828.

† A Statement of Cash Flows is not required for Corporate & Income Strategy.

See accompanying Notes to Financial Statements | April 30, 2014 | Semi-Annual Report 51

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Strategy Fund (“Corporate & Income Strategy”) and PIMCO Income Opportunity Fund (“Income Opportunity”), (each a “Fund” and collectively the “Funds”), were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Corporate & Income Strategy’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

52  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

April 30, 2014 | Semi-Annual Report  53

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

¡	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

¡

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

¡

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

54  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the

April 30, 2014 | Semi-Annual Report  55

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds – Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the

56  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps – OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received at the

April 30, 2014 | Semi-Annual Report  57

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees (such as origination fees) received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of April 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

Corporate & Income Strategy declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and net short-term capital gains from the sale of portfolio securities, if any, to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset

58  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

(h) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

April 30, 2014 | Semi-Annual Report  59

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery

60   Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Securities Traded on To-Be-Announced Basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income

April 30, 2014 | Semi-Annual Report  61

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such

62  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(o) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(q) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(r) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates

April 30, 2014 | Semi-Annual Report  63

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

2. Principal Risks (continued)

in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in

64  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

2. Principal Risks (continued)

interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in

April 30, 2014 | Semi-Annual Report  65

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

2. Principal Risks (continued)

transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

Income Opportunity holds defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate & Income Strategy had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”)

66  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

2. Principal Risks (continued)

as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due, if any, from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as

April 30, 2014 | Semi-Annual Report  67

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu

68  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning

April 30, 2014 | Semi-Annual Report  69

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2014 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

70  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

Total Return Swap Agreements – Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate & Income Strategy’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding, and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to total assets (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes, “borrowings” includes amounts of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

On March 10-11, 2014, the Board approved, subject to the approval of the Funds’

April 30, 2014 | Semi-Annual Report  71

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

4. Investment Manager/Sub-Adviser (continued)

shareholders, a new investment management agreement (the “Agreement”) between the Funds and PIMCO, pursuant to which PIMCO would replace AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO would continue to provide the day-today portfolio management services it currently provides to the Funds as their sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Funds as their investment manager. If the Agreement is approved by the Funds’ shareholders, the same investment professionals that are currently responsible for managing the Funds’ portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. A definitive proxy statement relating to the Agreement was filed with the Securities and Exchange Commission and distributed to shareholders of the Funds on April 21, 2014.

The special meeting of shareholders of the Funds to consider the Agreement was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the Agreement had not been received at the time of the special meeting, the shareholders present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies.

5. Investments in Securities

For the six months ended April 30, 2014, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate & Income Strategy	$9,020,000	$8,368,049	$50,860,316	$155,343,849
Income Opportunity	574,433,576	551,089,499	170,839,176	93,904,560

6. Income Tax Information

At April 30, 2014, the aggregate cost basis and the net unrealized appreciation of investments (before securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Corporate & Income Strategy	$719,808,397	$49,245,594	$2,468,914	$46,776,680
Income Opportunity	647,498,670	85,596,791	12,254,716	73,342,075

Differences, if any, between book and tax cost basis were attributable to differing treatment of bond premium amortization/accretion.

7. Auction-Rate Preferred Shares – Corporate & Income Strategy

Corporate & Income Strategy has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each

72  Semi-Annual Report | April 30, 2014

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

7. Auction-Rate Preferred Shares – Corporate & Income Strategy (continued)

with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended April 30, 2014, the annualized dividend rates ranged from:

	High	Low	At April 30, 2014
Series M	0.150%	0.045%	0.090%
Series T	0.120%	0.060%	0.090%
Series W	0.180%	0.045%	0.105%
Series TH	0.180%	0.060%	0.105%
Series F	0.150%	0.045%	0.090%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of April 30, 2014, the current multiplier for calculating the maximum rate is 150%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

April 30, 2014 | Semi-Annual Report  73

Notes to Financial Statements

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

April 30, 2014 (unaudited)

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 1, 2014, the following dividends were declared to common shareholders payable June 2, 2014 to shareholders of record on May 12, 2014.

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On June 2, 2014, the following dividends were declared to common shareholders payable July 1, 2014 to shareholders of record on June 12, 2014.

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

There were no other subsequent events identified that require recognition or disclosure.

74  Semi-Annual Report | April 30, 2014

Financial Highlights

PIMCO Corporate & Income Strategy Fund

For a common share outstanding throughout each period:

	Six Months ended April 30, 2014		Year ended October 31,
	(unaudited)		2013		2012		2011		2010		2009
Net asset value, beginning of period	$16.04		$15.90		$13.67		$15.51		$12.88		$8.47
Investment Operations:
Net investment income	0.80		1.28		1.57		1.72		1.61		1.42
Net realized and change in unrealized gain (loss)	0.29		0.44		2.47		(1.87)		2.90		4.29
Total from investment operations	1.09		1.72		4.04		(0.15)		4.51		5.71
Dividends and Distributions on Preferred Shares from:
Net investment income	–	†	(0.01)		(0.01)		(0.01)		(0.01)		(0.02)
Net realized gains	–	†	–		–		–		–		–
Total dividends and distributions on preferred shares	–	†	(0.01)		(0.01)		(0.01)		(0.01)		(0.02)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.09		1.71		4.03		(0.16)		4.50		5.69
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.68)		(1.57)		(1.80)		(1.68)		(1.87)		(1.28)
Net realized gains	(0.95)		–		–		–		–		–
Total dividends and distributions to common shareholders	(1.63)		(1.57)		(1.80)		(1.68)		(1.87)		(1.28)
Net asset value, end of period	$15.50		$16.04		$15.90		$13.67		$15.51		$12.88
Market price, end of period	$16.66		$17.15		$18.17		$15.27		$16.24		$13.06
Total Investment Return (1)	7.42%		3.48%		33.21%		4.78%		41.86%		48.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$594,586		$612,225		$603,483		$515,041		$579,963		$477,195
Ratio of expenses to average net assets, including interest expense (2)	1.11	%(5)	1.10	%(4)	1.32	%(4)	1.30	%(4)	1.24	%(3)(4)	1.52	%(3)(4)
Ratio of expenses to average net assets, excluding interest expense (2)	1.11	%(5)	1.09%		1.14%		1.16%		1.17	%(3)	1.48	%(3)
Ratio of net investment income to average net assets (2)	10.36	%(5)	7.91%		11.03%		11.56%		11.64	%(3)	15.34	%(3)
Preferred shares asset coverage per share	$112,956		$115,565		$114,270		$101,188		$110,790		$95,590
Portfolio turnover rate	9%		108%		28%		32%		52%		117%

†	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01% and 0.10% for the years ended October 31, 2010 and October 31, 2009, respectively.

(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)	Annualized.

See accompanying Notes to Financial Statements | April 30, 2014 | Semi-Annual Report  75

Financial Highlights

PIMCO Income Opportunity Fund

For a share outstanding throughout each period:

	Six Months ended April 30, 2014		Year ended October 31,
	(unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.67		$27.86	$24.62	$26.97	$21.40	$17.90
Investment Operations:
Net investment income	1.32		2.87	2.61	3.24	3.11	2.11
Net realized and change in unrealized gain (loss)	0.15		0.77	3.69	(2.20)	4.58	3.51
Total from investment operations	1.47		3.64	6.30	1.04	7.69	5.62
Dividends and Distributions to Shareholders from:
Net investment income	(1.74)		(2.83)	(3.06)	(3.39)	(2.12)	(1.21)
Return of capital	–		–	–	–	–	(0.91)
Total dividends and distributions to shareholders	(1.74)		(2.83)	(3.06)	(3.39)	(2.12)	(2.12)
Net asset value, end of period	$28.40		$28.67	$27.86	$24.62	$26.97	$21.40
Market price, end of period	$28.95		$28.90	$29.85	$26.45	$26.92	$21.08
Total Investment Return (1)	6.52%		6.81%	26.98%	11.68%	39.51%	31.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$423,997		$426,561	$411,976	$359,909	$391,730	$307,679
Ratio of expenses to average net assets, including interest expense (2)	1.68	%(3)	1.93%	2.29%	2.44%	2.36%	1.78%
Ratio of expenses to average net assets, excluding interest expense (2)	1.47	%(3)	1.66%	1.86%	1.93%	1.86%	1.42%
Ratio of net investment income to average net assets	9.44	%(3)	10.03%	10.38%	12.40%	13.07%	12.04%
Portfolio turnover rate	105%		65%	57%	194%	77%	292%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

76  Semi-Annual Report | April 30, 2014 | See accompanying Notes to Financial Statements

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Annual Shareholder Meeting Results:

The Funds held their joint annual meetings of shareholders on April 30, 2014. Common/Preferred shareholders for Corporate Income & Strategy and Common shareholders for Income Opportunity voted as indicated below:

Corporate & Income Strategy:

	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2016-2017 fiscal year	32,860,945	1,348,429

Re-election of John C. Maney† – Class III to serve until the annual meeting for the 2016-2017 fiscal year	32,895,667	1,313,707

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson*, Hans W. Kertess*, William B. Ogden, IV, and Alan Rappaport continued to serve as Trustees.

Income Opportunity:

	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2016-2017 fiscal year	13,012,979	343,432

Re-election of Alan Rappaport – Class III to serve until the annual meeting for the 2016-2017 fiscal year	13,011,100	345,311

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, Hans W. Kertess, John C. Maney† and William B. Ogden, IV, continued to serve as Trustees.

*  Preferred Shares Trustee

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

April 30, 2014 | Semi-Annual Report  77

Changes in Investment Policy/Corporate Change (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Changes in Investment Policy – Corporate & Income Strategy:

Corporate & Income Strategy has adopted the following investment policy:

Corporate & Income Strategy may hold up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policy described above:

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Corporate Change:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of each Fund.

78  Semi-Annual Report | April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

At a meeting of the Board of Trustees of each Fund (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the Board’s approvals for each Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement

April 30, 2014 | Semi-Annual Report  79

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) with respect to Corporate & Income Strategy, information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of Corporate & Income Strategy and, with respect to Income Opportunity, information regarding the investment performance and fees for other funds managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of Income Opportunity, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability

80  Semi-Annual Report | April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and

April 30, 2014 | Semi-Annual Report  81

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the

82  Semi-Annual Report | April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of Corporate & Income Strategy, including open-end funds advised by PIMCO. With respect to Income Opportunity, the Trustees were advised that the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Fund. However, the Trustees considered the management fees charged by the Sub-Adviser to other funds with strategies that have similarities (but are not substantially similar) to those of Income Opportunity, including open-end funds advised by the Sub-Adviser. The Trustees noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that Corporate & Income Strategy has preferred shares outstanding, which increases the amount of management fees payable by that Fund under both its Current Agreement and the Proposed Agreement (because the Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). They also took into account that the use of other forms of leverage by Income Opportunity, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by that Fund under both its Current Agreement and the Proposed Agreement (because the Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on total managed assets, including assets attributable to certain forms of leverage). The Trustees took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have preferred

April 30, 2014 | Semi-Annual Report  83

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

shares and/or other forms of leverage outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in comparison to the Current Agreements because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement, and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also reviewed information provided by PIMCO relating to the estimated impact on Income Opportunity’s management fees and Operating Expenses of increasing such Fund’s leverage to the maximum practical level that could be attained without further Board approval, as calculated under both its Current Agreement (pursuant to which the Fund would pay management fees to PIMCO and separately pay Operating Expenses) and the Proposed Agreement (pursuant to which the Fund would pay the unified fee to PIMCO, which includes Operating Expenses), and noted the increase in Income Opportunity’s net expenses under the Proposed Agreement under these circumstances was not substantial. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Funds.

The Trustees noted that, for each Fund the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees

84  Semi-Annual Report | April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of common shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 (to the extent such Fund had been in existence). Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees.

Corporate & Income Strategy

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period, first quintile performance for the three-year and five year-periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Income Opportunity

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a

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Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

total of five closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $370.2 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting the amortization of the initial structuring fee payments and/or ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the

86  Semi-Annual Report | April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited) (continued)

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

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Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2014 Allianz Global Investors Distributors U.S. LLC	AZ608SA_043014

AGI-2014-05-06-9673

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate & Income Strategy Fund

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer
Date: June 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: June 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer
Date: June 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: June 30, 2014